                                   WM TRUST I
                                  WM TRUST II
                 WM STRATEGIC ASSET MANAGEMENT PORTFOLIOS, LLC
                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101
                                 1-800-222-5852

                      STATEMENT OF ADDITIONAL INFORMATION

                                                 March 1, 2004
                                                 As revised September 23, 2004

STRATEGIC ASSET MANAGEMENT PORTFOLIOS
  FLEXIBLE INCOME PORTFOLIO
  CONSERVATIVE BALANCED PORTFOLIO
  BALANCED PORTFOLIO
  CONSERVATIVE GROWTH PORTFOLIO
  STRATEGIC GROWTH PORTFOLIO

EQUITY FUNDS
  REIT FUND
  EQUITY INCOME FUND
  SMALL CAP VALUE FUND
  GROWTH & INCOME FUND
  WEST COAST EQUITY FUND
  MID CAP STOCK FUND
  GROWTH FUND
  SMALL CAP GROWTH FUND
     (FORMERLY THE SMALL CAP STOCK FUND)
  INTERNATIONAL GROWTH FUND
FIXED-INCOME FUNDS
  SHORT TERM INCOME FUND
  U.S. GOVERNMENT SECURITIES FUND
  INCOME FUND
  HIGH YIELD FUND

MUNICIPAL FUNDS
  TAX-EXEMPT BOND FUND
  CALIFORNIA MUNICIPAL FUND
  CALIFORNIA INSURED INTERMEDIATE
     MUNICIPAL FUND

MONEY FUNDS
  MONEY MARKET FUND
  TAX-EXEMPT MONEY MARKET FUND
  CALIFORNIA MONEY FUND

     This Statement of Additional Information (the "SAI") is not a prospectus but supplements the information contained in the current prospectuses of the WM Group of Funds dated March 1, 2004, (collectively, the "Prospectus"), and should be read in conjunction with such Prospectus. The Annual Report of the Funds and the Portfolios for the fiscal period ended October 31, 2003 is incorporated by reference in this SAI. The Prospectus may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services"), by accessing www.wmgroupoffunds.com or by calling Shareholder Services at 1-800-222-5852.

                                    CONTENTS

ORGANIZATION................................................    2
MANAGEMENT..................................................    5
INVESTMENT RESTRICTIONS.....................................   39
PORTFOLIO TURNOVER..........................................   46
SECURITIES TRANSACTIONS.....................................   46
NET ASSET VALUE.............................................   49
HOW TO BUY AND REDEEM SHARES................................   50
TAXES.......................................................   54
DISTRIBUTOR.................................................   59
APPENDICES..................................................   63

                                  ORGANIZATION

     The Money Market, Tax-Exempt Money Market, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, REIT, Small Cap Value, Equity Income, Growth & Income, West Coast Equity and Mid Cap Stock Funds (the "WM Trust I Funds") are each series of WM Trust I. The California Money, Short Term Income, California Municipal, California Insured Intermediate Municipal, Growth, International Growth and Small Cap Growth Funds (the "WM Trust II Funds") are each series of WM Trust II. The WM Trust I Funds and WM Trust II Funds are collectively referred to in this SAI as the "Funds." The Strategic Growth, Conservative Growth, Balanced, Conservative Balanced and Flexible Income Portfolios (collectively referred to in this SAI as the "Portfolios") are each series of WM Strategic Asset Management Portfolios, LLC. WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC are collectively referred to in this SAI as the "Trusts." Each of the Portfolios and Funds of the Trusts is "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), with the exception of the California Municipal Fund, California Insured Intermediate Municipal Fund and the California Money Fund.

     The WM Trust I Funds other than the High Yield, Mid Cap Stock, Small Cap Value and REIT Funds are successors to the following Washington corporations, or series thereof, which commenced operations in the years indicated, which made up the group of mutual funds, known as the "Securities."

     Composite U.S. Government Securities, Inc.
     (predecessor to the U.S. Government Securities Fund) (1982)
     Composite Income Fund, Inc.
     (predecessor to the Income Fund) (1975)
     Composite Growth & Income Fund, a series of Composite Equity Series, Inc. (predecessor to the Growth & Income Fund) (1949)
     Composite Money Market Portfolio, a series of Composite Cash Management Company
     (predecessor to the Money Market Fund) (1979)
     Composite Tax-Exempt Portfolio, a series of Composite Cash Management
     Company
     (predecessor to the Tax-Exempt Money Market Fund) (1979)
     Composite Tax-Exempt Bond Fund, Inc.
     (predecessor to the Tax-Exempt Bond Fund) (1976)
     Composite Northwest Fund, Inc.
     (predecessor to the West Coast Equity Fund) (1986)
     Composite Bond & Stock Fund, Inc.
     (predecessor to the Equity Income Fund) (1939)

     Each of the Composite Funds was reorganized as a series of WM Trust I on March 20, 1998. In connection with this reorganization, the Trust, which was previously named "The Composite Funds" and which conducted no operations prior to that date, changed its name to its current name. The High Yield Fund was organized on March 23, 1998, the Mid Cap Stock Fund was organized on March 1, 2000, the REIT Fund was organized on March 1, 2003 and the Small Cap Value Fund was organized on March 1, 2004.

     Prior to March 20, 1998, the name of WM Trust II was "Sierra Trust Funds" and the name of the Portfolios was "Sierra Asset Management Portfolios." (On July 16, 1999, each Portfolio succeeded to a corresponding fund of the same name that was a series of WM Strategic Asset Management Portfolios. Where appropriate, the term "Portfolio" shall mean or include the predecessor to such Portfolio.) These Trusts were part of a family of mutual funds known as the "Sierra Funds."

     Prior to March 1, 2004, the Small Cap Growth Fund was known as the Small Cap Stock Fund and prior to March 1, 2000, it was known as the Emerging Growth Fund. Prior to March 1, 2002, the West Coast Equity Fund was known as Growth Fund of the Northwest and prior to March 1, 2000, it was known as the Northwest Fund. Prior to August 1, 2000, the Conservative Balanced Portfolio was known as the Income Portfolio and the Equity Income Fund was known as the Bond & Stock Fund. Prior to March 1, 2000, the Short Term Income Fund was known as the Short Term High Quality Bond Fund. Prior to March 20, 1998, the Flexible Income Portfolio was known as the Sierra Value Portfolio, the Conservative Balanced Portfolio was known as the Sierra Income Portfolio, the Balanced Portfolio was known as the Sierra Balanced Portfolio, the Conservative Growth Portfolio was known as the Sierra Growth Portfolio, and the Strategic Growth Portfolio was known as the Sierra Capital Growth Portfolio.

     WM Trust I is an open-end management investment company, organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated September 19, 1997, as amended from time to time (the "WM Trust I Agreement"). WM Trust II is also an open-end management investment company organized as a Massachusetts business trust pursuant to a Master Trust Agreement dated February 22, 1989, as amended from time to time (the "WM Trust II Agreement"). The WM Trust I Agreement and WM Trust II Agreement are collectively referred to herein as the "Trust Agreements." WM Strategic Asset Management Portfolios, LLC is an open-end management investment company, organized as a Massachusetts limited liability company pursuant to a Limited Liability Company Agreement dated March 12, 1999, as amended from time to time (the "LLC Agreement"). In the interest of economy and convenience, certificates representing shares in the Trusts are not physically issued. Mellon Trust of New England, National Association ("Mellon") (formerly known as Boston Safe Deposit and Trust Co.), the Trusts' Custodian, and Shareholder Services, the Trusts' Transfer Agent, maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, Fund or Class, except with respect to the election of Trustees and the selection of independent accountants, for which shareholders of each Trust as a whole vote together.

     Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at that time, the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreements and the LLC Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of any of a Trust's outstanding shares.

     Massachusetts law provides that shareholders, under certain circumstances, could be held personally liable for the obligations of a business trust, such as WM Trust I or WM Trust II. However, each Trust Agreement disclaims shareholder liability for acts or obligations of the Trusts and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a

Trustee. Each Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trusts' management believes is remote. The Trustees intend to conduct the operations of each Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for the liabilities of the Trust. Massachusetts law provides that shareholders of limited liability companies, such as WM Strategic Asset Management Portfolios, LLC, may not be held personally liable for the obligations of the Portfolios.

                                   MANAGEMENT

TRUSTEES AND OFFICERS

     The Trusts are governed by a common Board of Trustees which oversees the Trusts' activities and is responsible for protecting the interests of shareholders. The names, addresses and ages of the Trustees and executive officers of the Trusts, together with information as to their principal business occupations, are set forth in the following table. The table also identifies those Trustees who are "interested persons" of the Trusts, as defined in the 1940 Act. The officers of the Trusts are employees of organizations that provide services to the Portfolios and Funds offered by the Trusts.

TRUSTEES AND OFFICERS (UNAUDITED):

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS AND
                                                                                          FUNDS IN
                                                                                        FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY         OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE(1)(2)           TIME SERVED(3)          DURING PAST 5 YEARS        TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 75        Composite Funds-11 years   Retired doctor of               43         None.
                                  WM Group of Funds-6        internal medicine and
                                  years                      gastroenterology.
------------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 50              Composite Funds-3 years    CPA specializing in             43         Avista Corporation, Frank
                                  WM Group of Funds-6        personal financial and                     Russell Investment Company,
                                  years                      tax planning.                              Russell Insurance Funds, St.
                                                                                                        George's School
------------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 75         Sierra Funds-8 years WM    Partner at the law firm         43         Braille Institute of
                                  Group of Funds-6 years     of Davis & Whalen LLP.                     America, Inc., Children's
                                                                                                        Bureau of Southern
                                                                                                        California, Children's
                                                                                                        Bureau Foundation, Fifield
                                                                                                        Manors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 60            Griffin Funds-5 years WM   Founder of McGinnis             43         Baptist Foundation of Texas,
                                  Group of Funds-6 years     Investments since 1994.                    Concord Trust Company
                                                             Prior thereto, President
                                                             and Chief Operating
                                                             Officer of Transamerica
                                                             Fund Management Company.
------------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D.,    Sierra Funds-7 years WM    Senior Associate Dean of        43         Nordstrom Inc., K2, Inc.,
 59                               Group of Funds-6 years     the Anderson Graduate                      First Pacific Advisors'
                                                             School of Management at                    Capital, Crescent and New
                                                             the University of                          Income Funds, member of
                                                             California Los Angeles.                    Investment Company Institute
                                                                                                        National Board of Governors.
------------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 59            Composite Funds-1 year     Retired Chairman and CEO        43         Wild Seed, Ltd., Catalytic
                                  WM Group of Funds-6        of BDO Seidman.                            Inc., Vaagen Bros. Lumber,
                                  years                                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 76                    Composite Funds-3 years    Founder and Chairman of         43         Downtown Seattle
                                  WM Group of Funds-6        The Rockey Company, now                    Association, The Rainier
                                  years                      Rockey Hill & Knowlton.                    Club, WSU Foundation.
------------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey, 77             Composite Funds-23 years   Retired Managing                43         AdMedia Partners Inc., Czech
 (Lead Trustee)                   WM Group of Funds-6        Director of Dillon Reed                    and Slovak American
                                  years                      & Co., an Investment                       Enterprise Fund.
                                                             Bank now part of UBS.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS AND
                                                                                          FUNDS IN
                                                                                        FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(1)(4)            TIME SERVED(3)          DURING PAST 5 YEARS        TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 68               Composite Funds-4 years    President Emeritus of           43         Washington Mutual, Inc.,
                                  WM Group of Funds-6        the Seattle Foundation.                    REI.
                                  years
------------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 67             Composite Funds-3 years    Chairman of CPM                 43         Washington Mutual, Inc.
                                  WM Group of Funds-6        Development Corporation.
                                  years
------------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 61             Composite Funds-9 years    President, CEO and              43         None.
                                  WM Group of Funds-6        Director of the Advisor,
                                  years                      Distributor and
                                                             Administrator.

NAME, AGE, AND ADDRESS                     POSITION(S) HELD WITH REGISTRANT &
OF OFFICER                                        LENGTH OF TIME SERVED
------------------------------------------------------------------------------------
Wendi B. Bernard, 35                 Assistant Vice President and
                                     Assistant Secretary since 2003.
------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 60             First Vice President since 2002. Prior to 2002,
                                     First Vice President, Chief Financial Officer
                                     and Treasurer. Prior to 2001, other officer
                                     positions since 1988.
------------------------------------------------------------------------------------
Sandy Cavanaugh, 49                  Senior Vice President since 2000. Prior to
                                     2000, First Vice President since 1997.
------------------------------------------------------------------------------------
Alex Ghazanfari, 27                  Vice President and
                                     Assistant Compliance Officer since 2003.
------------------------------------------------------------------------------------
Sharon L. Howells, 53                First Vice President since 2000.
------------------------------------------------------------------------------------
Jeffrey L. Lunzer, 43                Vice President, Chief Financial Officer
                                     and Treasurer since 2003.
------------------------------------------------------------------------------------
William G. Papesh, 61                President and CEO since 1987. Prior to 1987,
                                     other officer positions since 1972.
------------------------------------------------------------------------------------
Gary J. Pokrzywinski, 42             First Vice President since 2001. Prior to 2001,
                                     Vice President since 1999.
------------------------------------------------------------------------------------
Stephen Q. Spencer, 45               First Vice President since 2001.
------------------------------------------------------------------------------------
John T. West, 49                     First Vice President, Secretary and Compliance
                                     Officer since 2003. Prior to 2003, various
                                     other officer positions since 1993.
------------------------------------------------------------------------------------
Randall L. Yoakum, 44                Senior Vice President since 2001. First Vice
                                     President since 1999.
------------------------------------------------------------------------------------

NAME, AGE, AND ADDRESS                       PRINCIPAL OCCUPATION(S) DURING
OF OFFICER                                            PAST 5 YEARS
------------------------------------------------------------------------------------
Wendi B. Bernard, 35                 Assistant Vice President of the Administrator.
------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 60             First Vice President and Director of the
                                     Administrator, Advisor and Distributor.
------------------------------------------------------------------------------------
Sandy Cavanaugh, 49                  President and Director of the Distributor and
                                     Administrator since 2004. Senior Vice President
                                     and Director of the Distributor and Director of
                                     the Advisor and Administrator from 1997 to
                                     2003.
------------------------------------------------------------------------------------
Alex Ghazanfari, 27                  Vice President and Chief Compliance Officer of
                                     the Distributor. Prior to 2003, senior level
                                     positions with the Distributor and WM Financial
                                     Services.
------------------------------------------------------------------------------------
Sharon L. Howells, 53                First Vice President, Secretary and Director of
                                     the Advisor, Distributor and Administrator.
------------------------------------------------------------------------------------
Jeffrey L. Lunzer, 43                Vice President of the Administrator. Prior
                                     thereto senior level positions at the Columbia
                                     Funds and Columbia Co.
------------------------------------------------------------------------------------
William G. Papesh, 61
------------------------------------------------------------------------------------
Gary J. Pokrzywinski, 42             First Vice President of the Advisor.
------------------------------------------------------------------------------------
Stephen Q. Spencer, 45               First Vice President of the Advisor. Prior
                                     thereto, senior level positions with Smoot,
                                     Miller, Cheney & Co.
------------------------------------------------------------------------------------
John T. West, 49                     First Vice President of the Administrator,
                                     Advisor and Distributor.
------------------------------------------------------------------------------------
Randall L. Yoakum, 44                Senior Vice President and Chief Investment
                                     Strategist of the Advisor. Director of the
                                     Advisor, Distributor and Administrator since
                                     1999. Prior thereto, senior positions at D.A.
                                     Davidson and Boatmen's Trust.
------------------------------------------------------------------------------------

---------------
(1) The term "Independent Trustee" means those Trustees who are not "interested persons" as defined by the 1940 Act.
(2) The address for all Trustees and Officers is 1201 Third Avenue, 22nd Floor, Seattle, WA 98101.
(3) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(4) Trustees are considered interested due to their affiliation with Washington Mutual, Inc.

                       EQUITY SECURITIES OWNERSHIP TABLE
                                (DOLLAR RANGES)
                           (AS OF DECEMBER 31, 2003)

-------------------------------------------------------------------------------------------------------------------------------
                                 FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC          EQUITY      GROWTH &
                                 INCOME        BALANCED     BALANCED    GROWTH         GROWTH      REIT   INCOME      INCOME
                                 PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO      PORTFOLIO   FUND    FUND        FUND
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 Wayne L. Attwood, M.D.           None             None      None         None          None       None       B           B
-------------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake                 None             None      None         None             E       None    None        None
-------------------------------------------------------------------------------------------------------------------------------
 Edmond R. Davis, Esq             None             None         C         None          None       None    None           A
-------------------------------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis               None             None      None         None          None       None       E           D
-------------------------------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr., Ph.D.    None             None      None         None          None       None    None           A
-------------------------------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich               None             None      None         None          None       None       C           D
-------------------------------------------------------------------------------------------------------------------------------
 Jay Rockey                       None             None      None         None          None       None       E           B
-------------------------------------------------------------------------------------------------------------------------------
 Richard C. Yancey                None             None      None         None          None       None       E           E
-------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
 Anne V. Farrell                  None             None      None         None          None       None    None        None
-------------------------------------------------------------------------------------------------------------------------------
 Michael K. Murphy                None             None      None            C          None       None    None        None
-------------------------------------------------------------------------------------------------------------------------------
 William G. Papesh                   D             None      None         None          None       None       E           C
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------  -----------------------------------------
                                 WEST
                                 COAST    MID CAP                 SMALL
                                 EQUITY   STOCK      GROWTH     CAP GROWTH
                                 FUND     FUND        FUND         FUND
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 Wayne L. Attwood, M.D.            B      None        None         None
-------------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake                  D      None        None         None
-------------------------------------------------------------------------------------------------------------------------------
 Edmond R. Davis, Esq              A      None          A          None
-------------------------------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis                D         D        None         None
-------------------------------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr., Ph.D.   None     None        None         None
-------------------------------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich              None     None          B          None
-------------------------------------------------------------------------------------------------------------------------------
 Jay Rockey                        D      None        None         None
-------------------------------------------------------------------------------------------------------------------------------
 Richard C. Yancey                 D      None        None          D
-------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
 Anne V. Farrell                   D      None          C          None
-------------------------------------------------------------------------------------------------------------------------------
 Michael K. Murphy               None     None        None         None
-------------------------------------------------------------------------------------------------------------------------------
 William G. Papesh                 D      None        None         None
-------------------------------------------------------------------------------------------------------------------------------

---------------
A = $1 to $10,000

B = $10,001 to $50,000

C = $50,001 to $100,000

D = $100,001 to $250,000

E = over $250,000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              CALIFORNIA
                                              SHORT     U.S.                            TAX-                  INSURED
                              INTERNATIONAL   TERM     GOVERNMENT                HIGH   EXEMPT   CALIFORNIA   INTERMEDIATE   MONEY
                               GROWTH         INCOME   SECURITIES   INCOME      YIELD   BOND     MUNICIPAL    MUNICIPAL      MARKET
                                 FUND         FUND      FUND        FUND         FUND   FUND      FUND          FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 Wayne L. Attwood, M.D.          None         None      None        None         None   None      None          None         None
-----------------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake                None         None      None        None         None   None      None          None           A
-----------------------------------------------------------------------------------------------------------------------------------
 Edmond R. Davis, Esq               A         None      None        None         None   None      None          None           A
-----------------------------------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis              None         None      None        None         None   None      None          None           A
-----------------------------------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr.
   Ph.D.                            A           A       None          B          None   None      None          None           A
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich              None         None      None        None         None   None      None          None         None
-----------------------------------------------------------------------------------------------------------------------------------
 Jay Rockey                      None         None      None        None         None   None      None          None         None
-----------------------------------------------------------------------------------------------------------------------------------
 Richard C. Yancey               None         None      None        None         None   None      None          None         None
-----------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
 Anne V. Farrell                 None         None      None        None         None   None      None          None           B
-----------------------------------------------------------------------------------------------------------------------------------
 Michael K. Murphy               None         None      None        None         None   None      None          None         None
-----------------------------------------------------------------------------------------------------------------------------------
 William G. Papesh               None         None         B          C          None   None      None          None           E
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------  -------------------------------------------------
                                                     AGGREGATE DOLLAR RANGE OF
                              TAX-                   EQUITY SECURITIES IN ALL
                              EXEMPT                   REGISTERED INVESTMENT
                              MONEY    CALIFORNIA      COMPANIES OVERSEEN BY
                              MARKET   MONEY           DIRECTOR IN FAMILY OF
                              FUND      FUND           INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 Wayne L. Attwood, M.D.       None      None                     C
-----------------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake             None      None                     E
-----------------------------------------------------------------------------------------------------------------------------------
 Edmond R. Davis, Esq         None         D                     D
-----------------------------------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis           None      None                     E
-----------------------------------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr.
   Ph.D.                      None      None                     B
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich           None      None                     E
-----------------------------------------------------------------------------------------------------------------------------------
 Jay Rockey                     A       None                     E
-----------------------------------------------------------------------------------------------------------------------------------
 Richard C. Yancey              A       None                     E
-----------------------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
 Anne V. Farrell              None      None                     D
-----------------------------------------------------------------------------------------------------------------------------------
 Michael K. Murphy            None      None                     C
-----------------------------------------------------------------------------------------------------------------------------------
 William G. Papesh            None      None                     E
-----------------------------------------------------------------------------------------------------------------------------------

---------------
A = $1 to $10,000

B = $10,001 to $50,000

C = $50,001 to $100,000

D = $100,001 to $250,000

E = over $250,000

     Each of the Trustees and Officers of the Trusts listed above holds the same position(s) within all three Trusts and is also a trustee or officer of WM Variable Trust (the "Variable Trust"). Together, the Trusts and the Variable Trust form the "Fund Complex." There are currently forty-one (41) portfolios within the Fund complex that are overseen by each of the Trustees and all are investment companies advised by WM Advisors, Inc. ("WM Advisors"). Each of the Trustees and Officers of the Trusts listed above who is also an officer of WM Advisor, WM Funds Distributors, Inc. (the "Distributor") or Shareholder Services, as a result, is an affiliated person, for purposes of the 1940 Act, of the Advisor, the Distributor or Shareholder Services, as the case may be. Each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

     REMUNERATION. No Trustee who is an officer or employee of the Advisor or its affiliates receives any compensation from the Trusts for serving as Trustee of the Trusts. The Trusts, together with the Variable Trust, pay each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $30,000 per annum plus $4,000 per Board meeting attended in person and $2,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. The Lead Trustee receives an additional $12,000 per annum and the Chairman of the Audit Committee receives an additional $5,000 per annum. Committee members each receive $1,000 per committee meeting attended and the Chairman of each committee receives an additional $1,000 per meeting. Officers of the Trusts receive no direct remuneration in such capacity from the Trusts. Officers and Trustees of the Trusts who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly. See "Compensation" below for more information regarding compensation.

     COMMITTEES. The Trusts have established a Governance Committee, an Investment Committee, an Operations/Distribution Committee, a Valuation Committee and an Audit Committee. The duties of the Governance Committee of the Trusts include oversight of the Trusts' legal counsel, review of the Trustees' compensation, oversight of regulatory compliance and review of assignments to each of the Trusts' other committees. The members of the Governance Committee are Richard C. Yancey (chair), Daniel L. Pavelich and Kristianne Blake. The Governance Committee held one meeting during the fiscal year ended 10/31/03.

     The duties of the Investment Committee include the review of and oversight of compliance with the investment restrictions of the Funds and the Portfolios, the review of advisory contracts and contracts with custodians and Sub-advisors, the review of the pricing, valuation and performance of the Funds and the Portfolios, the review of brokerage policies and the review of transactions with affiliates. The members of the Investment Committee are Richard C. Yancey (chair), Anne V. Farrell, and Carrol R. McGinnis. The Investment Committee held four meetings during the fiscal year ended 10/31/03.

     The duties of the Operations/Distribution Committee include monitoring the activities of the Distributor, Transfer Agent and Administrator and considering new funds, review of possible termination of funds and/or merging small funds. The members of the Operations/Distribution Committee are Kristianne Blake (chair), Michael K. Murphy and Jay Rockey. The Operations/Distribution Committee held four meetings during the fiscal year ended 10/31/03.

     The duties of the Valuation Committee include the review of the pricing and valuation of the Funds and Portfolios. The members of the Valuation Committee consist of William G. Papesh or his designee (chair) and Richard C. Yancey or any other Trustee. The Valuation Committee held four meetings during the fiscal year ended 10/31/03.

     The duties of the Audit Committee include oversight of each Fund's financial reporting policies and practices (including review of annual audit plans and the results of each Fund's annual independent audit), oversight of the quality and objectivity of each Fund's financial statements and the independent public accountant (including the appointment, compensation and retention of the independent public accountant), oversight of the adequacy of the Fund's overall system of internal controls (including the responsibility to receive and address complaints on accounting, auditing and internal control matters) and acting as a liaison between the Fund's independent public accountants and the Board of Trustees. The members of the Audit Committee are Daniel L. Pavelich (chair), Wayne L. Attwood, M.D., Edmond R. Davis, and Alfred E. Osborne, Jr. The Audit Committee held four meetings during the fiscal year ended 10/31/03.

     CODES OF ETHICS. The Trusts, the Advisor, the Distributor and each of the Sub-advisors to the Funds have adopted codes of ethics in accordance with Rule 17j-1 under the for 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds or the Portfolios.

                             PROXY VOTING POLICIES

     The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund, the relevant portion of the Fund), responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached.

COMPENSATION

     The following table shows the aggregate compensation paid to each of the Trusts' Trustees by each Portfolio or Fund for the most recent fiscal year and by the "Fund Complex" for calendar 2003. The Fund Complex consists of the Portfolios and Funds, together with the Funds within the Variable Trust. None of the Trusts has any plan that would pay pension or retirement benefits to any Trustee.

                               WM GROUP OF FUNDS
                               COMPENSATION TABLE

                                                                                                               GROWTH
                          FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC             EQUITY     &       WEST
                           INCOME       BALANCED     BALANCED       GROWTH       GROWTH      REIT     INCOME   INCOME   COAST
INDEPENDENT TRUSTEES      PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   FUND(3)    FUND     FUND    EQUITY
--------------------      ---------   ------------   ---------   ------------   ---------   -------   ------   ------   ------
David E. Anderson(1)....   $1,405         $497        $4,403        $3,405       $1,849       $17     $ 878    $1,551   $1,523
Wayne L. Attwood,
  M.D. .................   $1,987         $702        $6,225        $4,814       $2,615       $24     $1,242   $2,193   $2,153
Kristianne Blake........   $2,108         $745        $6,604        $5,107       $2,774       $25     $1,317   $2,327   $2,285
Edmond R. Davis,
  Esq. .................   $1,987         $702        $6,225        $4,814       $2,615       $24     $1,242   $2,193   $2,153
Carrol R. McGinnis......   $1,987         $702        $6,225        $4,814       $2,615       $24     $1,242   $2,193   $2,153
Alfred E. Osborne, Jr.,
  Ph.D..................   $1,938         $685        $6,073        $4,696       $2,551       $23     $1,211   $2,140   $2,101
Daniel L. Pavelich......   $2,108         $745        $6,604        $5,107       $2,774       $25     $1,317   $2,327   $2,285
Jay Rockey..............   $1,987         $702        $6,225        $4,814       $2,615       $24     $1,242   $2,193   $2,153
Morton O. Schapiro(2)...   $  800         $283        $2,505        $1,937       $1,052       $10     $ 500    $ 883    $ 867
Richard C. Yancey.......   $2,520         $891        $7,895        $6,105       $3,316       $30     $1,575   $2,782   $2,731
INTERESTED TRUSTEES
------------------------
Anne V. Farrell.........   $1,963         $694        $6,149        $4,755       $2,583       $24     $1,226   $2,167   $2,127
Michael K. Murphy.......   $1,987         $702        $6,225        $4,814       $2,615       $24     $1,242   $2,193   $2,153
William G. Papesh.......   $    0         $  0        $    0        $    0       $    0       $ 0     $   0    $   0    $   0

                                                                         SHORT       U.S.
                          MID CAP            SMALL CAP   INTERNATIONAL    TERM    GOVERNMENT
                           STOCK    GROWTH    GROWTH        GROWTH       INCOME   SECURITIES
INDEPENDENT TRUSTEES       FUND      FUND      FUND          FUND         FUND       FUND
--------------------      -------   ------   ---------   -------------   ------   ----------
David E. Anderson(1)....   $132     $ 576      $234          $ 72         $275      $1,010
Wayne L. Attwood,
  M.D. .................   $187     $ 815      $330          $101         $388      $1,428
Kristianne Blake........   $198     $ 864      $350          $108         $412      $1,515
Edmond R. Davis,
  Esq. .................   $187     $ 815      $330          $101         $388      $1,428
Carrol R. McGinnis......   $187     $ 815      $330          $101         $388      $1,428
Alfred E. Osborne, Jr.,
  Ph.D..................   $182     $ 795      $322          $ 99         $379      $1,394
Daniel L. Pavelich......   $198     $ 864      $350          $108         $412      $1,515
Jay Rockey..............   $187     $ 815      $330          $101         $388      $1,428
Morton O. Schapiro(2)...   $ 75     $ 328      $133          $ 41         $156      $  575
Richard C. Yancey.......   $237     $1,033     $419          $129         $492      $1,812
INTERESTED TRUSTEES
------------------------
Anne V. Farrell.........   $184     $ 805      $326          $100         $384      $1,411
Michael K. Murphy.......   $187     $ 815      $330          $101         $388      $1,428
William G. Papesh.......   $  0     $   0      $  0          $  0         $  0      $    0

---------------

(1) Retired as of May 2003

(2) Retired as of February 2003

(3) Since the REIT Fund has not completed a full fiscal or calendar year, having commenced operations in March 2003, REIT Fund compensation figures in this column are estimated based upon payments expected to be made by the Fund during a full fiscal or calendar year, in each case based upon estimated relative net assets of the Funds and Portfolios within the Fund Complex.

                               COMPENSATION TABLE
                                  (CONTINUED)

                                                                             CALIFORNIA              TAX-
                                                       TAX-                   INSURED               EXEMPT
                                              HIGH    EXEMPT   CALIFORNIA   INTERMEDIATE   MONEY    MONEY    CALIFORNIA
                                     INCOME   YIELD    BOND    MUNICIPAL     MUNICIPAL     MARKET   MARKET     MONEY
INDEPENDENT TRUSTEES                  FUND    FUND     FUND       FUND          FUND        FUND     FUND       FUND
--------------------                 ------   -----   ------   ----------   ------------   ------   ------   ----------
David E. Anderson(1)...............  $ 821    $311    $ 596      $1,199         $399       $1,854    $ 71       $ 59
Wayne L. Attwood, M.D. ............  $1,160   $439    $ 842      $1,695         $563       $2,621    $101       $ 83
Kristianne Blake...................  $1,231   $466    $ 894      $1,798         $598       $2,781    $107       $ 88
Edmond R. Davis, Esq. .............  $1,160   $439    $ 842      $1,695         $563       $2,621    $101       $ 83
Carrol R. McGinnis.................  $1,160   $439    $ 842      $1,695         $563       $2,621    $101       $ 83
Alfred E. Osborne, Jr., Ph.D. .....  $1,132   $429    $ 822      $1,653         $550       $2,557    $ 98       $ 81
Daniel L. Pavelich.................  $1,231   $466    $ 894      $1,798         $598       $2,781    $107       $ 88
Jay Rockey.........................  $1,160   $439    $ 842      $1,695         $563       $2,621    $101       $ 83
Morton O. Schapiro(2)..............  $ 467    $177    $ 339      $  682         $227       $1,055    $ 41       $ 33
Richard C. Yancey..................  $1,471   $557    $1,068     $2,149         $715       $3,324    $128       $105
INTERESTED TRUSTEES
-----------------------------------
Anne V. Farrell....................  $1,146   $434    $ 832      $1,674         $557       $2,589    $ 99       $ 82
Michael K. Murphy..................  $1,160   $439    $ 842      $1,695         $563       $2,621    $101       $ 83
William G. Papesh..................  $   0    $  0    $   0      $    0         $  0       $   0     $  0       $  0

                                                           TOTAL
                                          TOTAL        COMPENSATION
                                      COMPENSATION     FROM THE FUND
                                     FOR FISCAL YEAR    COMPLEX FOR
INDEPENDENT TRUSTEES                 ENDED 10/31/03    CALENDAR 2003
--------------------                 ---------------   -------------
David E. Anderson(1)...............      $23,133        $22,000.00
Wayne L. Attwood, M.D. ............      $32,705        $41,500.00
Kristianne Blake...................      $34,699        $43,500.00
Edmond R. Davis, Esq. .............      $32,705        $41,500.00
Carrol R. McGinnis.................      $32,705        $41,000.00
Alfred E. Osborne, Jr., Ph.D. .....      $31,907        $40,000.00
Daniel L. Pavelich.................      $34,699        $44,500.00
Jay Rockey.........................      $32,705        $41,000.00
Morton O. Schapiro(2)..............      $13,162        $10,500.00
Richard C. Yancey..................      $41,479        $52,000.00
INTERESTED TRUSTEES
-----------------------------------
Anne V. Farrell....................      $32,306        $40,500.00
Michael K. Murphy..................      $32,705        $41,000.00
William G. Papesh..................      $     0        $        0

---------------

(1) Retired as of May 2003

(2) Retired as of February 2003

     As of December 31, 2003, except as noted, to the knowledge of the Trusts, no shareholders owned of record 5% or more of, and the officers and trustees of the Portfolios and Funds as a group owned, of record or beneficially, less than 1% of the outstanding shares of the indicated classes of the Portfolios or
Funds:

     REIT FUND CLASS A:  Fiserv Securities, Inc., FAO 48588306, Attn: Mutual
        Funds, One Commerce Square, 2005 Market Street, Ste. 1200, Philadelphia, PA 19103, 8.93%

     REIT FUND CLASS I:  SAM Conservative Growth Portfolio, c/o BOST Co., P.O.
        Box 3198, Pittsburgh, PA 15230-3198, 36.79%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 36.30%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 19.73%

     EQUITY INCOME FUND CLASS A:  Harris Trust Company, P.O. Box 71940, Chicago,
        IL 60694, 35.41%

     EQUITY INCOME FUND CLASS I:  SAM Conservative Growth Portfolio, c/o BOST
        Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 35.86%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 36.92%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 20.23%

     GROWTH & INCOME FUND CLASS A:  Harris Trust Company, P.O. Box 71940,
        Chicago, IL 60694, 49.91%

     GROWTH & INCOME FUND CLASS I:  SAM Conservative Growth Portfolio, c/o BOST
        Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 35.01%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 32.84%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 23.66%

        SAM Flexible Income Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 5.66%

     WEST COAST EQUITY FUND CLASS A:  Harris Trust Company, P.O. Box 71940,
        Chicago, IL 60694, 35.59%

     WEST COAST EQUITY FUND CLASS I:  SAM Conservative Growth Portfolio, c/o
        BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 35.68%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 33.68%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 24.80%

     GROWTH FUND CLASS A:  Harris Trust Company, P.O. Box 71940, Chicago, IL
        60694, 10.76%

     GROWTH FUND CLASS I:  SAM Conservative Growth Portfolio, c/o BOST Co., P.O.
        Box 3198, Pittsburgh, PA 15230-3198, 36.26%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 34.57%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 22.21%

     MID CAP STOCK FUND CLASS A:  Harris Trust Company, P.O. Box 71940, Chicago,
        IL 60694, 68.13%

     MID CAP STOCK FUND CLASS I:  SAM Conservative Growth Portfolio, c/o BOST
        Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 33.07%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 31.95%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 27.70%

     SMALL CAP GROWTH FUND CLASS A:  Harris Trust Company, P.O. Box 71940,
        Chicago, IL 60694, 26.26%

     SMALL CAP GROWTH FUND CLASS I:  SAM Conservative Growth Portfolio, c/o BOST
        Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 35.31%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 32.33%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 24.34%

        SAM Flexible Income Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 5.14%

     INTERNATIONAL GROWTH FUND CLASS A: HARRIS TRUST COMPANY, P.O. BOX 71940,
        CHICAGO, IL 60694, 48.40%

     INTERNATIONAL GROWTH FUND CLASS I:  SAM Conservative Growth Portfolio, c/o
        BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 36.54%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 35.56%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 25.41%

     SHORT TERM INCOME FUND CLASS I:  SAM Flexible Income Portfolio, c/o BOST
        Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 62.69%

        SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 22.62%

        SAM Conservative Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 14.69%

     U.S. GOVERNMENT SECURITIES CLASS I:  SAM Balanced Portfolio, c/o BOST Co.,
        P.O. Box 3198, Pittsburgh, PA 15230-3198, 46.19%

        SAM Flexible Income Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 25.73%

        SAM Conservative Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 18.86%

        SAM Conservative Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 9.22%

     INCOME FUND CLASS I:  SAM Balanced Portfolio, c/o BOST Co., P.O. Box 3198,
        Pittsburgh, PA 15230-3198, 46.35%

        SAM Flexible Income Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 25.99%

        SAM Conservative Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 18.48%

        SAM Conservative Balanced Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 9.18%

     HIGH YIELD FUND CLASS I:  SAM Balanced Portfolio, c/o BOST Co., P.O. Box
        3198, Pittsburgh, PA 15230-3198, 32.27%

        SAM Conservative Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 22.85%

        SAM Strategic Growth Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 12.64%

        SAM Flexible Income Portfolio, c/o BOST Co., P.O. Box 3198, Pittsburgh, PA 15230-3198, 11.67%

     MONEY MARKET FUND CLASS A:  BHC Securities, Omnibus Account, Attn: Cash
        Sweeps Dept., 2005 Market St., 12th Fl., Philadelphia, PA 19103, 59.91%

        Harris Trust Company, P.O. Box 71940, Chicago, IL 60694, 21.81%

     MONEY MARKET FUND CLASS I:  WM Funds Distributor, 1201 3rd Ave., 19th Flr.,
        Seattle, WA 98101, 33.50%

        WM Shareholder Services Inc., 1201 3rd Ave., 22nd Flr., Seattle, WA 98101, 26.94%

        WM Funds Advisors, 1201 3rd Ave., 22nd Flr., Seattle, WA 98101, 23.75%

        WM Financial Services Inc, 1201 3rd Ave., 22nd Flr., Seattle, WA 98101, 15.02%

     TAX-EXEMPT MONEY MARKET CLASS A:  BHC Securities, Omnibus Account, Attn:
        Cash Sweeps Dept., 2005 Market St., 12th Fl., Philadelphia, PA 19103, 55.44%

     CALIFORNIA MONEY FUND CLASS A:  BHC Securities, Omnibus Account, Attn: Cash
        Sweeps Dept., 2005 Market St., 12th Fl., Philadelphia, PA 19103-4042, 33.50%

        Herbert I. Singer, 11731 Chapakal Street, Los Angeles, CA 90049, 8.57%

        Joe Sherman, P.O. Box 1416, San Gabriel, CA 91778-1416, 6.63%

     The Portfolios and Funds have no knowledge as to the beneficial ownership of their shares.

     To the extent any shareholder beneficially owns more than 25% of a Portfolio or Fund, it may be deemed to control such Portfolio or Fund, within the meaning of the 1940 Act. As shown above, the Portfolios own more than 25% of several of the Funds and, as a result, may be deemed to control such Funds. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

THE PORTFOLIOS' AND FUNDS' SERVICE PROVIDERS

     The Portfolios and Funds are managed by the Advisor. The Advisor has delegated portfolio management responsibilities with respect to the Growth, International Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds to Sub-advisors.

     In determining to approve the most recent annual extension of the Trusts' investment advisory agreement with the Advisor (the "Advisory Agreement") and the investment sub-advisory agreements among the Trusts, the Advisor and certain sub-advisors (the "Sub-advisors") with respect to the Growth, International Growth, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds (the "Sub-advisory Agreements"), the Trustees met over the course of the Trusts' last fiscal year with the relevant investment advisory personnel and considered information provided by the Advisor and the Sub-advisors relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreement and each Sub-advisory Agreement. For more information on these personnel, see the Sections entitled "Advisor and Sub-Advisors" and "Individual Fund Managers" in the Prospectus. The Trustees also took into account the time and attention devoted by senior management to the Portfolios and Funds. The Trustees evaluated the level of skill required to manage the Portfolios and Funds and concluded that the human resources devoted by the Advisor and the Sub-advisors to the Fund were appropriate to fulfill effectively their respective duties under the Advisory Agreement and Sub-advisory Agreements. The Trustees also considered the business reputation of the Advisor and the Sub-advisors, their financial resources and their professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements.

     The Trustees received information concerning the investment philosophies and investment processes applied by the Advisor and the Sub-advisors in managing the Portfolios and Funds, as disclosed in the Prospectus. In this connection, the Trustees considered the in-house research capabilities of the Advisor and the Sub-advisors as well as other sources available to the Advisor's and the Sub-advisor's personnel, including research services available to the Advisor and the Sub-advisors as a result of securities transactions effected for the Funds and other investment advisory clients. (For more information, see the description under "Securities Transactions" below.) The Trustees concluded that the investment process, research capabilities and philosophies of the Advisor and the Sub-advisors were well suited to the respective Portfolios and Funds, given their respective investment objectives and policies.

     The Trustees considered the scope of the services provided by the Advisor to the Portfolios and Funds under the Advisory Agreement, and those provided by the Sub-advisors under the Sub-advisory Agreements, relative to services provided by other third parties to other mutual funds. The Trustees noted that the standard of care applicable to the Advisor and the Sub-advisors under the respective agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services provided to the Fund by the Advisor and the Sub-advisors was consistent with the Portfolios' and Funds' operational requirements, including, in addition to its investment objective, compliance with the Portfolios' and Funds' investment restrictions, tax and reporting requirements and related shareholder services.

     The Trustees considered the quality of the services provided by the Advisor and the Sub-advisors to the Portfolios and Funds. The Trustees evaluated the records of the Advisor and Sub-advisors with respect to regulatory compliance and compliance with the investment policies of the Portfolios and Funds. The Trustees also evaluated the procedures of the Advisor and each Sub-advisor designed to fulfill their fiduciary duties to the Portfolios and Funds with respect to possible conflicts of interest, including the codes of ethics of the Advisor and each of the Sub-advisors (regulating the personal trading of its officers and employees (see "Codes of Ethics" above under "Management")) the procedures by which the Advisor allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Advisor and the Sub-advisors in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Securities Transactions" below.

     The Trustees considered oversight by the Advisor of non-advisory services provided by persons other than the Advisor, including the Sub-advisors, by reference, among other things, to the Portfolios' and Funds' total expenses and the reputation of the Trusts' other service providers, as described below. The Trustees also considered information relating to the investment performance of the Portfolios and Funds relative to their respective performance benchmark(s), relative to other similar accounts managed by the Advisor and the relevant Sub-advisors and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), performance under different market conditions and during different phases of a market cycle, the volatility of each Portfolio's and Fund's returns, as well as factors identified by the Advisor or the Sub-advisor as contributing to performance. See "Individual Portfolio Reviews" in the Trusts' most recent Annual Reports. The Trustees concluded that the scope and quality of the services provided by the Advisor and the Sub-advisors, as well as the investment performance of the Portfolios and Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by the Advisor and the Sub-advisors and their integrity, their personnel and systems and their respective financial resources, to merit reapproval of the Advisory Agreement and each Sub-advisory Agreement for another year.

     In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement and each Sub-advisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of each Portfolio and Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor and/or the relevant Sub-advisor. In particular, the Trustees evaluated the profitability of the Advisor with respect to the Portfolios and Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees not only took into account the actual dollar amount of fees paid by each Portfolio and Fund directly to the Advisor and the applicable Sub-advisors, but also took into account so-called "fallout benefits" to the Advisor and the Sub-advisors such as reputational value derived from serving as investment advisor to one or more of the Portfolios and Funds.

     In evaluating the Portfolios' and Funds' advisory and sub-advisory fees, the Trustees also took into account the complexity of investment management for each Portfolio and Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state-specific municipal funds require greater intensity of research and trading acumen than larger capitalization or more diversified funds.

     Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor and the Sub-advisors under the Advisory Agreement and each Sub-advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor and the Sub-advisors.

     In determining to approve the Advisory Agreement with respect to the Small Cap Value Fund, the Trustees considered the same information and made the same determinations, except considerations and determinations related to prior experience with respect to such Fund (the Fund not yet having commenced operations at the time of the approval). Where applicable, considerations and determinations with respective to the Small Cap Value Fund were made on a prospective basis.

     MANAGEMENT FEES. Each Portfolio and Fund pays a management fee to the Advisor. The management fee is calculated and paid to the Advisor every month. The management fee for each Portfolio and Fund is based upon a percentage of the average net assets of such Portfolio or Fund. Absent fee waivers, the management fee for each Portfolio and Fund, as provided in the investment advisory agreement of the Portfolio or Fund, is as follows:

FUNDS AND PORTFOLIOS                                                         FEES
--------------------                                                         ----
Each of the Portfolios...................................  0.65% of the first $1 billion
                                                           0.60% of the next $2 billion
                                                           0.55% thereafter*
REIT Fund................................................  0.80% of the first $500 million
                                                           0.75% of the next $1.5 billion
                                                           0.70% of the next $1 billion
                                                           0.65% thereafter
High Yield, Equity Income and Growth & Income Funds......  0.625% of the first $250 million,
                                                           0.50% thereafter
Small Cap Value Fund.....................................  0.85% of the average net assets
West Coast Equity Fund...................................  0.625% of the first $500 million,
                                                           0.50% of the next $500 million,
                                                           0.375% thereafter
Mid Cap Stock Fund.......................................  0.75% of the first $3 billion,
                                                           0.70% thereafter
Growth Fund**............................................  0.80% of the first $500 million
                                                           0.75% of the next $1.5 billion
                                                           0.70% of the next $1.0 billion
                                                           0.65% thereafter

FUNDS AND PORTFOLIOS                                                         FEES
--------------------                                                         ----
Small Cap Growth Fund....................................  0.85% of the first $3 billion
                                                           0.80% thereafter
International Growth Fund***.............................  1.00% of the first $125 million,
                                                           0.80% of the next $875 million,
                                                           0.75% of the next $2 billion
                                                           0.70% thereafter*
Short Term Income Fund...................................  0.50% of the first $200 million,
                                                           0.45% of the next $300 million,
                                                           0.40% thereafter
U.S. Government Securities and Income Funds..............  0.50% of the first $3 billion
                                                           0.45% thereafter
Tax-Exempt Bond Fund***..................................  0.50% of the first $250 million,
                                                           0.40% thereafter
California Municipal Fund***.............................  0.50% of the first $1 billion,
                                                           0.45% thereafter
California Insured Intermediate Municipal Fund***........  0.50% of the first $1 billion,
                                                           0.45% thereafter
Money Market and Tax-Exempt Money Market Funds...........  0.45% of the first $1 billion,
                                                           0.40% thereafter
California Money Fund....................................  0.45% of the first $500 million,
                                                           0.40% thereafter

---------------

  * The Advisor also receives the benefit of the fee aggregation policies described below.

 ** The Advisory Agreement was amended effective January 1, 2000 to provide for direct payment of the Sub-advisors by the Fund. The fee shown will be reduced by the sub-advisory fees, which will fluctuate depending on the allocation of assets among the three Sub-advisors.

*** The Advisory and Sub-Advisory Agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of the Sub-advisors by the Funds. The fee rates shown will be reduced by the Sub-advisory fees paid by the Fund. Sub-advisory fees are disclosed under "Sub-advisory Fee" below.

     For the three most recent fiscal years, the Portfolios and Funds paid the Advisor or its affiliates the following advisory fees:

                                                             FISCAL YEAR ENDED OCTOBER 31, 2003
                                                          ----------------------------------------
                                                          FEES BEFORE                    EXPENSES
                                                            WAIVER       FEES WAIVED    REIMBURSED
                                                          -----------    -----------    ----------
Flexible Income Portfolio...............................  $3,520,912      $     --         $ --
Conservative Balanced Portfolio.........................   1,080,121        73,786           --
Balanced Portfolio......................................   9,728,401            --           --
Conservative Growth Portfolio...........................   7,824,738            --           --
Strategic Growth Portfolio..............................   4,225,785            --           --
REIT Fund...............................................     774,209
Equity Income Fund......................................   3,889,096            --           --
Growth & Income Fund....................................   6,922,245            --           --
West Coast Equity Fund..................................   4,482,819            --           --
Mid Cap Stock Fund......................................   2,392,456            --           --
Growth Fund*............................................   5,504,828            --           --
Small Cap Growth Fund...................................   2,298,990            --           --
International Growth Fund*..............................   2,247,490            --           --
Short Term Income Fund..................................     979,549       103,826           --
U.S. Government Securities Fund.........................   4,968,838            --           --
Income Fund.............................................   4,675,296            --           --
High Yield Fund.........................................   2,470,360            --           --
Tax-Exempt Bond Fund*...................................   1,313,476            --           --
California Municipal Fund*..............................   2,887,230            --           --
California Insured Intermediate Municipal Fund*.........     923,026       167,066           --
Money Market Fund.......................................   3,964,174            --           --
Tax-Exempt Money Market Fund............................     136,560        36,725           --
California Money Fund...................................     118,186        44,654           --

                                                             FISCAL YEAR ENDED OCTOBER 31, 2002
                                                          ----------------------------------------
                                                          FEES BEFORE                    EXPENSES
                                                            WAIVER       FEES WAIVED    REIMBURSED
                                                          -----------    -----------    ----------
Flexible Income Portfolio...............................  $2,045,819      $     --         $ --
Conservative Balanced Portfolio.........................     413,366        80,694           --
Balanced Portfolio......................................   7,766,742            --           --
Conservative Growth Portfolio...........................   6,981,257            --           --
Strategic Growth Portfolio..............................   3,880,617            --           --
Equity Income Fund......................................   3,487,589            --           --
Growth & Income Fund....................................   7,566,028            --           --
West Coast Equity Fund..................................   4,454,952            --           --
Mid Cap Stock Fund......................................   2,078,637            --           --
Growth Fund*............................................   5,128,571            --           --
Small Cap Growth Fund...................................   1,879,642            --           --
International Growth Fund*..............................   1,753,349            --           --
Short Term Income Fund..................................     761,632        35,472           --
U.S. Government Securities Fund.........................   3,535,691            --           --
Income Fund.............................................   3,379,710            --           --
High Yield Fund.........................................   1,818,597            --           --
Tax-Exempt Bond Fund*...................................   1,284,203            --           --
California Municipal Fund*..............................   2,765,304            --           --
California Insured Intermediate Municipal Fund*.........     591,670       226,944           --
Money Market Fund.......................................   3,498,291            --           --
Tax-Exempt Money Market Fund............................     145,397        36,203           --
California Money Fund...................................     169,606        26,964           --

                                                             FISCAL YEAR ENDED OCTOBER 31, 2001
                                                          ----------------------------------------
                                                          FEES BEFORE                    EXPENSES
                                                            WAIVER       FEES WAIVED    REIMBURSED
                                                          -----------    -----------    ----------
Flexible Income Portfolio...............................  $1,448,623      $     --      $      --
Conservative Balanced Portfolio.........................     174,922        36,885             --
Balanced Portfolio......................................   6,482,698            --             --
Conservative Growth Portfolio...........................   6,261,309            --             --
Strategic Growth Portfolio..............................   3,480,633            --             --
Equity Income Fund......................................   2,531,603            --             --
Growth & Income Fund....................................   8,316,089            --             --
West Coast Equity Fund..................................   4,254,851            --             --
Mid Cap Stock Fund......................................   1,667,491            --             --
Growth Fund*............................................   7,032,336            --             --
Small Cap Growth Fund...................................   2,248,893            --             --
International Growth Fund*..............................   1,693,880            --             --
Short Term Income Fund..................................     626,271       404,426             --
U.S. Government Securities Fund.........................   2,654,885            --             --
Income Fund.............................................   2,604,839            --             --
High Yield Fund.........................................   1,417,568            --             --
Tax-Exempt Bond Fund*...................................   1,265,355            --             --
California Municipal Fund*..............................   2,321,395            --             --
California Insured Intermediate Municipal Fund*.........     356,865       122,843             --
Money Market Fund.......................................   2,908,035            --             --
Tax-Exempt Money Market Fund............................     136,099            --             --
California Money Fund...................................     165,547        29,375             --

* The Advisory and Sub-Advisory Agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of the Sub-advisors by the Funds. The fees shown above reflect this amendment (i.e., they are net of sub-advisory fees).

SUB-ADVISORY FEES

     The Funds listed below pay to their Sub-advisors a monthly fee at an annual rate of the following percentages of the average net assets of each such Fund:

SUB-ADVISOR/FUNDS                                                           FEES
-----------------                                                           ----
VAN KAMPEN ASSET MANAGEMENT
  California Municipal Fund.................................  0.20% of the first $150 million
                                                              0.15% of the next $850 million
                                                              0.125% thereafter
  California Insured Intermediate Municipal Fund............  0.20% of the first $75 million
                                                              0.125% thereafter
  Tax-Exempt Bond Fund......................................  0.10% of average daily net assets
COLUMBIA MANAGEMENT ADVISORS, INC.
  Growth Fund...............................................  0.60% of the first $25 million
                                                              0.40% of the next $25 million
                                                              0.30% of the next $50 million
                                                              0.25% of the next $400 million
                                                              0.15% thereafter*
JANUS CAPITAL MANAGEMENT LLC
  Growth Fund...............................................  0.55% of the first $25 million
                                                              0.50% of the next $475 million
                                                              0.45% thereafter*
OPPENHEIMERFUNDS, INC.
  Growth Fund...............................................  0.40% of the first $150 million
                                                              0.375% of the next $150 million
                                                              0.35% of the next $200 million
                                                              0.30% thereafter*
CAPITAL GUARDIAN TRUST COMPANY
  International Growth Fund.................................  0.75% of the first $25 million
                                                              0.60% of the next $25 million
                                                              0.425% of the next $200 million
                                                              0.375% thereafter**

---------------
 * Assets of the WM Variable Trust Growth Fund are included with the assets of the Growth Fund for purposes of determining fees.

** Subject to the following fee aggregation policies:

          For fee purposes, asset aggregation will apply to all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company or its affiliates for emerging markets equity investments and investments in other funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of asset aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each Eligible Accounts.

          For Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

          For Eligible Accounts with different investment objectives and guidelines:

        1. Each Eligible Account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

        2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

        3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

          For asset aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income -- high yield, fixed-income -- emerging markets, and fixed-income -- developed markets.

          The benefit from asset aggregation, if any, will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

          If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on an unaggregated basis will be converted to U.S. dollars using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in U.S. dollars.

          The following fee discount will be applied based upon the total aggregated fees paid by all accounts of (i) the Fund, (ii) any other investment company advised by WM Advisors or any of its affiliates, (iii) any pension or employee benefit plan sponsored by WM Advisors or any of its affiliates or (iv) WM Advisors or its affiliates that are managed by Capital Guardian Trust Company or its affiliates:

Aggregate Fees between $1.25 million to $4 million..........     5% discount
Aggregate Fees between $4 million to $8 million.............   7.5% discount
Aggregate Fees between $8 million to $12 million............    10% discount
Aggregate Fees over $12 million.............................  12.5% discount

          For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds internally charged fees managed by Capital Guardian Trust Company and its affiliates, except for investments in American Funds' mutual funds. The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).

          For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

          To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

          Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the account (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

          Applicable discount levels and the elimination of fee breakpoints will be effective beginning with the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in market value alone will not cause the reinstatement of a lower discount level or fee breakpoints.

     For the three most recent fiscal years, the Sub-advisors were paid the following sub-advisory fees:

                                                           FEES PAID FISCAL YEAR ENDED OCTOBER 31,
                                                           ---------------------------------------
                                                              2003          2002          2001
                                                           -----------   -----------   -----------
Growth Fund..............................................  $2,720,528    $2,565,621    $3,926,462
International Growth Fund................................  $1,052,152    $  772,306    $  755,807
Tax-Exempt Bond Fund.....................................  $  266,054    $  258,551    $  254,825
California Municipal Fund................................  $  943,289    $  904,591    $  771,418
California Insured Intermediate Municipal Fund...........  $  287,743    $  203,406    $  142,408

     TRANSFER AGENT FEES. Shareholder Services has provided transfer agency and other shareholder services to each of the Portfolios and Funds since March 20, 1998. Shareholder Services, provides transfer agency and other services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. In its capacity as transfer agent, Shareholder Services may charge a fee for special services, such as providing historical account documents, that are beyond the normal scope of its services. Shareholder Services is a wholly owned subsidiary of Washington Mutual, Inc. and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101.

     For the three most recent fiscal years the Trusts paid Shareholder Services the following administration and/or transfer agent fees:

                                                           FISCAL YEAR ENDED OCTOBER 31,
                                                   ---------------------------------------------
                                                       2003            2002            2001
                                                   -------------   -------------   -------------
Flexible Income Portfolio........................  $     364,879   $     226,059   $     143,890
Conservative Balanced Portfolio..................  $     134,258   $      55,603   $      18,342
Balanced Portfolio...............................  $   1,182,605   $     873,819   $     581,831
Conservative Growth Portfolio....................  $   1,148,617   $     842,506   $     615,714
Strategic Growth Portfolio.......................  $     891,721   $     775,319   $     486,542
REIT Fund........................................  $       4,892   $         N/A   $         N/A
Equity Income Fund...............................  $     447,042   $     339,126   $     241,909
Growth & Income Fund.............................  $     893,894   $   1,043,373   $   1,089,869
West Coast Equity Fund...........................  $     810,534   $     819,462   $     630,424
Mid Cap Stock Fund...............................  $      94,686   $      84,507   $      42,188
Growth Fund......................................  $   1,212,867   $   1,456,370   $   1,652,373
Small Cap Growth Fund............................  $     361,978   $     411,839   $     456,798
International Growth Fund........................  $     119,708   $     137,886   $     175,103
Short Term Income Fund...........................  $     103,826   $      69,011   $      69,542
U.S. Government Securities Fund..................  $     532,533   $     395,500   $     309,884
Income Fund......................................  $     375,679   $     291,329   $     274,570
High Yield Fund..................................  $      95,069   $      54,743   $      41,070
Tax-Exempt Bond Fund.............................  $     123,215   $     140,854   $     146,428
California Municipal Fund........................  $     204,546   $     224,831   $     194,809
California Insured Intermediate Municipal Fund...  $      60,572   $      44,480   $      29,355
Money Market Fund................................  $     538,231   $     403,841   $     379,141
Tax-Exempt Money Market Fund.....................  $      23,457   $      23,540   $      30,859
California Money Fund............................  $      24,701   $      23,336   $      25,913

     Shareholder Services has engaged PFPC, Inc. ("PFPC") to perform certain sub-administrative services for the Portfolios and the Funds. For the three most recent fiscal years, Shareholder Services paid the following amounts to PFPC for sub-administrative services to the Portfolios and Funds.

                                                              FISCAL YEAR ENDED OCTOBER 31,
                                                              ------------------------------
                                                                2003       2002       2001
                                                              --------   --------   --------
Flexible Income Portfolio...................................  $182,630   $113,736   $ 81,810
Conservative Balanced Portfolio.............................  $ 55,817   $ 22,978   $  9,871
Balanced Portfolio..........................................  $518,516   $431,721   $366,098
Conservative Growth Portfolio...............................  $411,848   $388,047   $353,613
Strategic Growth Portfolio..................................  $219,296   $215,697   $196,550
REIT Fund...................................................  $ 32,130        N/A        N/A
Equity Income Fund..........................................  $241,537   $229,405   $162,838
Growth & Income Fund........................................  $446,897   $524,272   $587,639
West Coast Equity Fund......................................  $260,427   $276,764   $266,442
Mid Cap Stock Fund..........................................  $107,656   $100,133   $ 81,599
Growth Fund.................................................  $236,320   $218,010   $303,938
Small Cap Growth Fund.......................................  $ 90,911   $ 79,918   $ 97,145
International Growth Fund...................................  $ 84,206   $ 65,645   $ 63,980
Short Term Income Fund......................................  $ 66,500   $ 55,039   $ 45,983
U.S. Government Securities Fund.............................  $335,651   $255,522   $194,915
Income Fund.................................................  $314,509   $244,233   $191,238
High Yield Fund.............................................  $145,363   $108,819   $ 83,264
Tax-Exempt Bond Fund........................................  $ 89,995   $ 93,439   $ 93,425
California Municipal Fund...................................  $195,629   $199,866   $170,438
California Insured Intermediate Municipal Fund..............  $ 62,369   $ 42,761   $ 26,202
Money Market Fund...........................................  $298,280   $280,982   $237,224
Tax-Exempt Money Market Fund................................  $ 10,282   $ 11,678   $ 11,104
California Money Fund.......................................  $  8,898   $ 13,623   $ 13,506

CUSTODIAN

     The Custodian for the Portfolios and Funds is Mellon Trust of New England, National Association, which is located at One Boston Place, Boston, Massachusetts 02108.

COUNSEL

     Ropes & Gray LLP, located at One International Place, Boston, Massachusetts 02110, serves as counsel to the Trusts and the Independent Trustees of the Trusts.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

     Deloitte & Touche LLP, 200 Berkeley St., Boston, MA 02116, serves as Independent Auditor to each of the Portfolios and Funds providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various filings with the Securities and Exchange Commission (the "SEC"). The financial statements, financial highlights and Independent Auditors' Reports of Deloitte & Touche LLP for each of the Portfolios and Funds contained in the Portfolios' and the Funds' Annual Report for the fiscal period ended October 31, 2003 are hereby incorporated by reference. The financial statements incorporated by reference into this SAI and the financial highlights in the Prospectus have been audited by Deloitte & Touche LLP and have been so included in reliance on the Independent Auditors' Reports, given on the authority of Deloitte & Touche LLP as experts in accounting and auditing.

INVESTMENT OBJECTIVES AND POLICIES

     The Prospectus discusses the investment objective or objectives of each of the Portfolios and Funds and the policies to be employed to achieve such objectives. The following section contains supplemental information to the Prospectus concerning the types of securities and other instruments in which the Portfolios and Funds may invest, the investment policies and portfolio strategies that the Portfolios and Funds may utilize and certain risks attendant to such investments, policies and strategies.

     RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used as initial criteria for the selection of applicable portfolio securities, but the Funds will also rely upon the independent advice of the Advisor or their respective Sub-advisors. Appendix A to this SAI contains further information concerning the ratings of these services and their significance.

     To the extent that the rating given by Moody's, S&P or Fitch for securities may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to use comparable ratings as standards for its investments in accordance with each Fund's investment policies contained in the Prospectus and in this SAI.

     U.S. GOVERNMENT SECURITIES. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities. U.S. government securities include, but are not necessarily limited to, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Advisor or the Fund's Sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     ILLIQUID SECURITIES AND RESTRICTED SECURITIES. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be treated as an illiquid security.

     BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

     Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the Advisor or the Funds' respective Sub-advisors will carefully evaluate such investments on a case-by-case basis.

     A Fund may purchase a CD, TD or bankers' acceptance issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

     Savings and loan associations whose CDs, TDs and bankers' acceptances may be purchased by the Funds are supervised by the OTS and insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

     MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Funds may invest include those classified as governmental or government-related. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

     Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Funds will, consistent with their respective investment objectives and policies, consider making investments in such securities.

     Subject to the investment restrictions and policies stated elsewhere in the Prospectus and this SAI, Funds may invest in collateralized mortgage obligations. A collateralized mortgage obligation ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 5- to 8-year average life for pools of current coupon fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

     REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. The California Municipal Fund may invest no more than 20%, in the aggregate, of its assets in repurchase agreements and certain other securities or instruments, but this 20% limit does not apply to investments for temporary defensive purposes. The Equity Income, Growth & Income, West Coast Equity, Income, Tax-Exempt Bond, Money Market and Tax-Exempt Money Market Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves, provided that repurchase agreements maturing in greater than 7 days cannot exceed 10% of each Fund's total assets.

     WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED DELIVERY TRANSACTIONS. A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at the Trusts' Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

     STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in this SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Funds, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes and may also use such investment strategies to seek potentially higher returns. No Portfolio or Fund currently intends to enter into strategic transactions, excluding strategic transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Fund's net assets.

     The Portfolios and Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions (each separately, a "component" transaction), instead of a single transaction, as part of a single strategy when, in the opinion of the Advisor or the Sub-advisor, it is in the best interest of the Portfolio or Fund to do so. A combined transaction may contain elements of risk that are present in each of its component transactions.

     The use of strategic transactions involves special considerations and risks. Additional risks pertaining to particular strategies that make up strategic transactions are described below. Successful use of most strategic transactions depends upon the Advisor or the Sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which strategic transactions are traded. In addition, a Portfolio or Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in strategic transactions involving obligations to third parties (i.e., strategic transactions other than purchased options). These requirements might impair the Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security or currency position at a disadvantageous time.

     - SWAPS, CAPS, FLOORS AND COLLARS. Subject to the investment limitations and restrictions for each of the Funds stated elsewhere in the SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Funds, may enter into interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek potentially higher returns. A Fund will use these transactions as hedges or for investment purposes and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. In a credit default swap, the seller agrees to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or similar triggering event. In return, the seller of a credit default swap receives from the buyer a periodic stream of payments over the term of the contract provided that no event of default or similar triggering event has occurred. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.

     A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes or are offset by a "covering" position or the Fund has segregated liquid assets sufficient to meet its obligations under such transactions, the Advisor and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars are relatively recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they may be less liquid.

     - FUTURES ACTIVITIES. Each of the Funds permitted to engage in strategic transactions within WM Trust II, and the High Yield, Small Cap Value, Mid Cap Stock and REIT Funds and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options. These investments may be made by the Fund involved for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted strategic transactions. In the case of the California Municipal and the California Insured Intermediate Municipal Funds, such investments will be made only in unusual circumstances, such as when that Funds' Advisor or Sub-advisor anticipates an extreme change in interest rates or market conditions. The ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirement of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

     Futures Contracts

     An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

     The purpose of entering into a futures contract by a Portfolio or Fund is to protect the Portfolio or Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities. For example, if the California Municipal Fund or the California Insured Intermediate Municipal Fund owns long-term bonds and tax-exempt rates are expected to increase, these Funds might enter into futures contracts to sell a municipal bond index. Such a transaction would have much the same effect as a Fund's selling some of the long-term bonds in its portfolio. If tax-exempt rates increase as anticipated, the value of certain long-term municipal obligations in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Because the value of portfolio securities will far exceed the value of the futures contracts entered into by a Fund, an increase in the value of the futures contract would only mitigate -- but not totally offset -- the decline in the value of the portfolio.

     No consideration is paid or received by a Fund upon entering into a futures contract. Initially, a Portfolio or Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in its nature the equivalent of a performance bond or good faith deposit on the contract, which is returned to a Portfolio or Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates. This makes the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio or Fund may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's or Fund's existing position in the contract.

     There are several associated risks with using futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Advisor or the Sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

     Although the Portfolios and the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio or Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Portfolios or Funds will be required to either (1) segregate sufficient cash or liquid assets to cover the outstanding position or (2) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in the Portfolios' or Funds' assets, the Portfolios and Funds will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Portfolios and Funds will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those positions, adjusted for the historical volatility relationship between the portfolio and the index contracts.

Options on Futures Contracts

          An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The value of the option can change daily and that change would be reflected in the net asset value of the Fund or Portfolio holding the option.

          When engaging in strategic transactions, the Portfolios and the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

          There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by the Advisor or the Sub-advisors, which could prove to be inaccurate. Even if the expectations of the Advisor or the Sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.

     - OPTIONS ON SECURITIES. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income and

California Insured Intermediate Municipal Funds may buy and sell covered put (except for the Equity Income, Growth & Income and West Coast Equity Funds) and call options on securities.

     Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (1) in-the-money call options when the Advisor or its Sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when the Advisor or its Sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when the Advisor or its Sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.

     So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.

     An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and because of current trading conditions, the Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. government securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. Any over-the-counter option written by a Fund will be with a qualified dealer pursuant to an Agreement under which the Fund may repurchase the option at a formula price at which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will generally be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, and the inability of the Fund to enter into closing purchase transactions on options written by the Fund may result in a material loss to the Fund.

     A Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, the Fund will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

     To facilitate closing transactions, a Fund will generally purchase or write only those options for which the Advisor or its Sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of the Advisor and its Sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

     In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

     Additional risks exist with respect to mortgage-backed U.S. government securities for which the Fund may write covered call options. If a Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

     - OPTIONS ON SECURITIES INDEXES. The REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income and California Insured Intermediate Municipal Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

     Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor or its Sub-advisor believes the option can be closed out.

     Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor or its Sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.

     Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

     - FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income and High Yield Funds may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds may use forward currency exchange contracts to hedge either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. In addition, the Funds may use foreign currency forward contracts in an effort to profit from favorable currency movements.

     If a Fund enters into a position hedging transaction, the Trusts' Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of the Advisor or the Sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The cost to a Fund of engaging in currency transactions with factors such as the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities.

     If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

     The Funds, in addition, may combine forward currency exchange contracts with investments in U.S. securities in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in the foreign currency. For instance, a Fund could purchase a U.S. government security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for a foreign currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the foreign currency, the Fund may be able to adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.

     There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although the Advisor and each Sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that the Advisor or the Fund's Sub-advisor will be able to do so.

     There is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The Commodity Futures Trading Commission has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

     - OPTIONS ON FOREIGN CURRENCIES. The REIT, Small Cap Value, Mid Cap Stock, Growth, International Growth, Short Term Income, High Yield and California Insured Intermediate Municipal Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated in or exposed to will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and may thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated in or exposed to is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

     The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when the Advisor or Fund's Sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

     A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian upon conversion or exchange of other foreign currency held by the Fund). A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other liquid debt securities in a segregated account with the Custodian.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the projections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to their exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the REIT, Equity Income, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Income and High Yield Funds are made in securities of companies in (or governments of) developed countries, the Funds set forth above may also invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. "Developing or Emerging Markets," for the WM Group of Funds, include all countries in Latin America and the Caribbean, all countries in Asia (except Australia, Hong Kong, Japan, New Zealand and Singapore), all countries in Africa and the Middle East, all former Eastern bloc countries, Russia and the Commonwealth of Independent States, and Turkey. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries.

     Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

     LENDING OF PORTFOLIO SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Growth, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of total assets. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income, High Yield and Money Market Funds may lend portfolio securities up to 33% of total assets. Each of these Funds will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trusts' Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder."

     MUNICIPAL OBLIGATIONS. Municipal obligations are securities, the interest on which qualifies for exclusion from gross income for federal income tax purposes in the opinion of bond counsel to the issuer. The three principal classifications of municipal obligations are municipal bonds, municipal commercial paper and municipal notes.

     MUNICIPAL BONDS, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. An AMT-subject bond is a particular kind of revenue bond. The classifications of municipal bonds and AMT-subject bonds are discussed below.

     1. GENERAL OBLIGATION BONDS. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

     2. REVENUE BONDS. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     3. AMT-SUBJECT BONDS. AMT-subject bonds are considered municipal bonds if the interest paid on them is excluded from gross income for federal income tax purposes and if they are issued by or on behalf of public authorities to raise money to finance, for example, privately operated manufacturing or housing facilities, publicly operated airport, dock, wharf, or mass-commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     MUNICIPAL COMMERCIAL PAPER issues typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     MUNICIPAL NOTES generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Notes include:

     1. TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes and are payable from these specific future taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     3. BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the notes.

     4. CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The

        Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal (the "Municipal Funds"), Tax-Exempt Money Market, and California Money Funds will only purchase construction loan notes that are subject to GNMA or bank purchase commitments.

     From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations have been introduced before Congress. Similar proposals may be introduced in the future. If a proposal to restrict or eliminate the federal tax exemption for interest on municipal obligations were enacted, the availability of municipal obligations for investment by the Municipal Funds would be adversely affected. In such event, the Municipal Funds would reevaluate their respective investment objectives and policies and submit possible changes in the structure of the Funds for the consideration of shareholders.

     PARTICIPATION INTERESTS. The Municipal Funds may invest in participation interests purchased from banks in floating rate or variable rate municipal obligations (such as AMT-subject bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the relevant Fund's participation interest bears to the total principal amount of the municipal security and provides a demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests in the form to be purchased by the Fund are new instruments, and no ruling of the Internal Revenue Service has been secured relating to their tax-exempt status. The Funds intend to purchase participation interests based upon opinions of counsel to the issuer to the effect that such derived income is tax-exempt to the Fund.

     STAND-BY COMMITMENTS. The Municipal Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase, at the relevant Funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a Fund with respect to a particular municipal security held in the Fund's portfolio.

     The amount payable to a Fund upon its exercise of a stand-by commitment normally would be (1) the acquisition cost of the municipal security (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus, (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances, the Fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

     A Fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a Fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the Funds without the payment of any direct or indirect consideration. The Funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a Fund's portfolio would not exceed 0.50% of the value of a Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Funds intend to enter into stand-by commitments only with broker-dealers, dealers or banks that the Advisor or their Sub-advisor believes present minimum credit risks. A Fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a Fund will be evaluated on an ongoing basis by the Advisor or its Sub-advisor in accordance with procedures established by the Board of Trustees.

     A Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a Fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a Fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a Fund's portfolio.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

     The ability of issuers to pay interest on, and repay principal of, California municipal obligations may be affected by (1) amendments to the California Constitution and related statutes that limit the taxing and spending authority of California government entities, (2) voter initiatives, (3) a wide variety of California laws and regulations, including laws related to the operation of health care institutions and laws related to secured interests in real property and (4) the general financial condition of the State of California and the California economy.

     LOWER-RATED SECURITIES. The Growth, Growth & Income, Income Funds and Tax-Exempt Bond Funds may each invest up to 35% of their total assets in below-investment-grade securities (rated Ba and lower by Moody's and BB and lower by S&P) or unrated securities determined to be of comparable quality by the Advisor. The High Yield Fund may invest entirely in such securities and will generally invest at least 80% of its assets in such securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid than securities in the higher rating categories and are considered speculative. See Appendix A to this SAI for a more detailed description of the ratings assigned by ratings organizations and their respective characteristics.

     Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds set forth above. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Advisor and the Sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on the Advisor or its Sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded the Advisor or the Fund's Sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.

     Prices for below-investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

                            INVESTMENT RESTRICTIONS

     Certain of the Portfolios' and Funds' investment restrictions set forth below, and in the case of the West Coast Equity Fund, the Fund's investment objective, are fundamental policies. A fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio or Fund, as defined in the 1940 Act. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a meeting of shareholders of the Portfolio or Fund, if the holders of more than 50% of the outstanding shares of the Portfolio or Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio or Fund. Unless otherwise stated, percentage limitations apply at the time the investment is made, and restrictions will not be considered violated unless an excess or deficiency occurs immediately after and as a result of a purchase.

RESTRICTIONS APPLICABLE TO WM TRUST II FUNDS (THE GROWTH, SMALL CAP GROWTH, INTERNATIONAL GROWTH, SHORT TERM INCOME, CALIFORNIA MUNICIPAL, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL AND CALIFORNIA MONEY FUNDS).

     Investment Restrictions 1 through 16 are fundamental policies of the Funds. Investment restrictions 17 through 26 may be changed by WM Trust II's Board of Trustees at any time, without shareholder approval.

     The above listed Funds are prohibited from:

      1. Purchasing the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation; provided that this restriction shall not apply to the California Municipal, California Insured Intermediate Municipal and California Money Funds.

      2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities; provided further that this restriction shall not apply to the Growth, California Municipal, California Insured Intermediate Municipal and California Money Funds; and provided further that the Growth Fund may not own more than 10% of the outstanding voting securities of a single issuer.

      3. Purchasing securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

      4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

      5. Borrowing money, except that (a) the Funds may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of a Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) the Growth, Small Cap Growth, International Growth, Short Term Income, California Municipal and California Insured Intermediate Municipal Funds may enter into futures contracts, and (c) the Short Term Income Fund may engage in dollar roll transactions; provided that whenever borrowings pursuant to (a) above (except that whenever borrowings pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, the Fund will not purchase any securities; and provided further that the Short Term Income Fund is prohibited from borrowing money or entering into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing).

      6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and
         (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

      7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      8. Purchasing or selling real estate or interests in real estate, except that a Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

      9. Investing in commodities, except that the Growth, Small Cap Growth, International Growth, Short Term Income, California Municipal and California Insured Intermediate Municipal Funds may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

     10. Investing in oil, gas or other mineral exploration or development programs.

     11. Making loans, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the California Municipal Fund) and the entry into repurchase agreements.

     12. Investing in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a consolidation, reorganization, acquisition of assets or an offer of exchange or as otherwise permitted by law, including the 1940 Act.

     13. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to the purchase of (a) U.S. government securities, (b) municipal obligations issued by governments or political subdivisions of governments or (c) with respect to the California Money Fund, U.S. dollar-denominated bank instruments such as certificates of deposit, time deposits, bankers' acceptances and letters of credit that have been issued by U.S. banks.

     14. Purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof; provided that this restriction shall not apply to the Growth, Short Term Income and California Insured Intermediate Municipal Funds; and provided further that (a) the Small Cap Growth and International Growth Funds may purchase, write and sell covered put and call options on securities, (b) the Small Cap Growth, International Growth and California Municipal Funds may purchase, write and sell futures contracts and options on futures contracts, (c) the California Municipal and California Money Funds may acquire stand-by commitments,
         (d) the Small Cap Growth and International Growth Funds may purchase and write put and call options on stock indexes, and (e) the International Growth Fund may purchase put and call options and write covered call options on foreign currency contracts.

     15. With respect to the Growth Fund, investing more than 35% of the Fund's assets in non-investment grade debt securities.

     16. With respect to the Short Term Income Fund, having a dollar-weighted average portfolio maturity in excess of five years.

     17. With respect to the Growth Fund, investing more than 25% of the Fund's assets in foreign securities.

     18. Purchasing securities that are not readily marketable if more than 10% of the net assets of a Money Fund, or more than 15% of the net assets of a Non-Money Fund, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; provided that the Funds may not invest more than 10% of its total assets in such securities, except the Growth and Short Term Income Funds (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

     19. Purchasing any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for less than three years; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

     20. Making investments for the purpose of exercising control or management.

     21. Purchasing or retaining securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of the Advisor or a Sub-advisor individually owns more than 0.50% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

     22. Investing in warrants, (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

     23. Purchasing or selling interests in real estate limited partnerships.

     24. Investing in mineral leases.

     25. Entering into strategic transactions otherwise prohibited by the Fund's investment restrictions or in the aggregate in excess of 25% of the Fund's net assets, for purposes other than bona fide hedging positions or that are not "covered," subject to such greater percentage limitations as may be imposed by the Advisor from time to time.

     26. With respect to the Small Cap Growth Fund, investing, under normal circumstances, less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase.

     Restriction 26 may not be changed without at least 60 days prior notice to shareholders. For purposes of the investment restrictions described above, the issuer of a municipal security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of investment restriction 13 above, AMT-subject bonds and revenue bonds, the payment of principal and interest on which is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY WM TRUST I WITH RESPECT TO THE WM TRUST I FUNDS AS FUNDAMENTAL POLICIES, EXCEPT WHERE OTHERWISE INDICATED.

     Each of the Money Market and Tax-Exempt Money Market Funds may not:

      1. invest in common stocks or other equity securities;(1)

      2. borrow money for investment purposes, except that each Fund may borrow up to 5% of its total assets in emergencies, and may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio;

      3. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

      4. buy or sell options;

      5. act as underwriter of securities issued by others;

      6. buy securities restricted as to resale under federal securities laws (other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, and except in connection with repurchase agreements);

      7. buy or sell real estate, real estate investment trust securities, commodities, or oil, gas and mineral interests;

      8. lend money, except in connection with repurchase agreements and for investments made in accordance with Fund policies discussed in the Prospectus;

      9. issue senior securities;

     10. invest more than 5% of its total assets in the securities of any single issuer (except for the United States government, its agencies or instrumentalities);

     11. invest more than 25% of its total assets in securities of issuers in any single industry;

     12. invest more than 10% of its net assets in illiquid securities; or

     13. invest in companies for the purpose of exercising control.

(1) For purposes of determining compliance with this restriction, the Tax-Exempt Money Market Fund will not consider securities of other money market funds to be "common stocks or other equities."

     The Money Market Fund may not:

      1. invest in other investment companies (except as part of a merger).

     The Tax-Exempt Money Market Fund may not:

      1. invest more than 20% of its assets in obligations that pay interest subject to federal alternative minimum tax.

     Each of the U.S. Government Securities, Income and Tax-Exempt Bond Funds may not:

      1. invest more than 5% of its total assets in any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

      2. acquire more than 10% of the voting securities of any one company;

      3. invest in any company for the purpose of management or exercising control;

      4. invest in real estate or commodities**, although the Income Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and/or securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate interests therein, the Income and Tax-Exempt Bond Funds may purchase and sell interest rate futures and options and the U.S. Government Securities Fund may invest without limit in financial futures contracts;

      5. invest in oil, gas or other mineral leases;

      6. invest in securities restricted under federal securities laws other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended;

      7. invest more than 20% of its assets in forward commitments;

      8. invest more than 25% of its assets in any single industry;*

      9. invest more than 15% of its net assets in illiquid securities;

     10. buy foreign securities not payable in U.S. dollars (not applicable to the Income Fund);

     11. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

     12. invest more than 5% of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;

     13. act as underwriter of securities issued by others;

     14. borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes and, except for the Tax-Exempt Bond Fund, may enter into transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date;

     15. lend money (except for the execution of repurchase agreements);

     16. buy or sell put or call options; or

     17. issue senior securities.

In addition,

     The Tax-Exempt Bond Fund may not:

      1. buy or hold securities which directors or officers of the Fund or the Advisor hold more than .50% of the outstanding securities.

      2. buy common stocks or other equity securities, except that the Fund may invest in other investment companies.

     The Income Fund may not:

      1. invest in other investment companies (except as part of a merger).

     * It is a policy of the Income Fund to consider electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries. The Fund also considers foreign issues to be a separate industry. It is a policy of the Tax-Exempt Bond Fund to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.

** For purposes of this restriction, instruments are not treated as commodities unless they are traded on a commodities exchange.

     The U.S. Government Securities Fund, as a matter of non-fundamental policy, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations. This policy may not be changed without at least 60 days prior notice to shareholders.

     Each of the REIT, Small Cap Value, Mid Cap Stock and High Yield Funds may not:

      1. invest more than 5% of its total assets in any single issuer other than U.S. government securities, except that up to 25% of the Fund's assets may be invested without regard to this 5% limitation;

      2. acquire more than 10% of the voting securities of any one company;

      3. invest in real estate* or commodities;**

      4. invest in oil, gas or other mineral leases;

      5. invest more than 25% or more of its assets in any single industry, except that the REIT Fund will, under normal circumstances invest more than 25% of its assets in the real estate industry;

      6. buy securities on margin, mortgage or pledge its securities;

      7. act as underwriter of securities issued by others;

      8. borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);

      9. lend money (except for the execution of repurchase agreements); or

     10. issue senior securities.

 * This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate. The REIT Fund intends to invest primarily in REIT securities.

** For purposes of this restriction, instruments are not treated as commodities unless they are traded on a commodities exchange.

     For purposes of restriction 7, to the extent a Fund is considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities, the Fund will not be deemed to violate this restriction.

     The Small Cap Value Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

     The Mid Cap Stock Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

     The REIT Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in REIT securities. This policy may not be changed without at least 60 days prior notice to shareholders.

     Each of the Equity Income, Growth & Income and West Coast Equity Funds may not:

      1. invest more than 5% of its total assets in securities of any single issuer other than U.S. Government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;

      2. acquire more than 10% of the voting securities of any one company;

      3. invest in any company for the purpose of management or exercising control;

      4. invest in real estate (except publicly traded real estate investment trusts);

      5. invest in commodities;

      6. invest in oil, gas or other mineral leases;

      7. invest in other investment companies (except as part of a merger);

      8. invest more than 20% of its total assets in forward commitments or repurchase agreements;

      9. invest more than 25% of its total assets in any single industry;

     10. act as underwriter of securities issued by others;

     11. borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);

     12. lend money (except for the execution of repurchase agreements);

     13. issue senior securities;

     14. buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;

     15. buy or sell futures-related securities;

     16. invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended);

     17. invest more than 15% of its net assets in illiquid securities;

     18. buy securities on margin, mortgage or pledge its securities, or engage in "short" sales;

     19. invest more than 5% of its net assets in warrants including not more than 2% of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction; or

     20. invest more than 25% of its total assets in foreign securities and then only in U.S. dollar-denominated foreign securities.

     The Equity Income Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. This policy may not be changed without at least 60 days prior notice to shareholders.

     The West Coast Equity Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of West Coast Companies, which are defined by WM Advisors to include companies with (i) principal executive offices located in the region, (ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region. This policy will not be changed without at least 60 days' prior notice.

     Any notice required to be delivered to shareholders of a Fund in connection with an intended change in a non-fundamental policy of the Fund (as described in this SAI or in the Fund's Prospectus) will be provided in accordance with Rule 35d-1 under the 1940 Act, as such rule is in effect and interpreted from time to time.

THE INVESTMENT RESTRICTIONS SET FORTH BELOW HAVE BEEN ADOPTED BY THE PORTFOLIOS AS FUNDAMENTAL POLICIES.

     Each of the Strategic Growth, Conservative Growth, Balanced, Conservative Balanced and Flexible Income may not:

     1. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

     2. purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

     3. make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

     4. (i) purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

     5. issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission;

     6. borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;

     7. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; or

     8. write or acquire options or interests in oil, gas or other mineral exploration or development programs.

     As a matter of non-fundamental investment policy, none of the Portfolios or Funds may invest in securities issued by Washington Mutual, Inc.

                               PORTFOLIO TURNOVER

     The Money Funds attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover and high transaction costs. The REIT, Equity Income, Small Cap Value, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Growth, International Growth, Short Term Income, U.S. Government Securities, Income, High Yield, Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.

     Under certain market conditions, the REIT, Small Cap Value, Mid Cap Stock, Growth, Small Cap Growth, International Growth, Short Term Income or California Insured Intermediate Municipal Funds may experience increased portfolio turnover as a result of such Funds' options activities. For instance, the exercise of a substantial number of options written by a Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

     Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Advisor or a Fund's Sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

     The turnover rate for the Growth Fund was 170% for the fiscal year ended October 31, 2002 and 71% for the last fiscal year. The Fund's 2002 fiscal year rate was a result of allocating positions of the Fund to two new Sub-advisors.

                            SECURITIES TRANSACTIONS

     Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by WM Advisors or the relevant Sub-advisor, which also is responsible for placing these transactions, subject to the overall review of the Trusts' Board of Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by WM Advisors or the Sub-advisor, investments of the type the Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by WM Advisors or the Sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by WM Advisors or the Sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

     Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, WM Advisors or the Fund's Sub-advisors seeks the best overall terms available. In assessing the best overall terms available for any transaction, WM Advisors and each Sub-advisor will consider the factors that WM Advisors or the Sub-advisors deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement among the Trusts authorizes WM Advisors, and a sub-advisory agreement authorizes the Sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trusts, the other Funds and/or other accounts over which WM Advisors, the Sub-advisor or their affiliates exercise investment discretion. The fees under the advisory agreements between the Trusts, WM Advisors and the Sub-advisors are not reduced by reason of their receiving such brokerage and research services. The Trusts' Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trusts.

     Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trusts' Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for a Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a Sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of WM Advisors or the Fund's Sub-advisor, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

     For the years set forth below, the WM Trust I and WM Trust II Funds paid the following brokerage commissions:

                        TOTAL BROKERAGE COMMISSIONS PAID

                                                                      FISCAL YEAR ENDED
                                                           ---------------------------------------
                                                           OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
FUND                                                          2003          2002          2001
----                                                       -----------   -----------   -----------
REIT Fund................................................  $  281,937    $       --    $       --
Equity Income Fund.......................................     487,582       505,453       327,191
Growth & Income Fund.....................................     703,432       899,288     1,206,395
West Coast Equity Fund...................................     659,050       502,813       241,876
Mid Cap Stock Fund.......................................     349,259       186,930       192,525
Growth Fund..............................................   1,771,607     3,048,625     1,090,725
Small Cap Growth Fund....................................   1,475,540       373,453        87,341
International Growth Fund................................     258,881       289,973       176,123
Short Term Income Fund...................................       4,900         5,600         4,143
Income Fund..............................................       1,775         5,000            --
High Yield Fund..........................................      24,714        17,250         3,304
Tax-Exempt Bond Fund.....................................       5,694         1,105            --
California Municipal Fund................................      30,203         3,736            --
California Insured Intermediate Municipal Fund...........      12,272         1,471            --

                                                                                  TOTAL AMOUNT OF
                                                           TOTAL BROKERAGE       TRANSACTIONS WHERE
                                                          COMMISSIONS PAID     BROKERAGE COMMISSIONS
                                                           TO BROKERS THAT      WERE PAID TO BROKERS
                                                          PROVIDED RESEARCH    THAT PROVIDED RESEARCH
                                                          FISCAL YEAR ENDED      FISCAL YEAR ENDED
FUND                                                      OCTOBER 31, 2003        OCTOBER 31, 2003
----                                                      -----------------    ----------------------
REIT Fund...............................................      $    585              $    256,822
Equity Income Fund......................................      $138,727              $ 81,135,855
Growth & Income Fund....................................      $206,825              $126,608,809
West Coast Equity Fund..................................      $  6,754              $  3,068,939
Mid Cap Stock Fund......................................      $ 26,755              $ 24,028,040
Growth Fund.............................................      $ 85,335              $ 63,130,590
Small Cap Growth Fund...................................      $ 12,491              $  4,165,467
High Yield Fund.........................................      $     75              $     43,200

     The Trusts are required to identify any securities of their "regular brokers or dealers" (as defined in the 1940 Act), which the Trusts have acquired during their most recent fiscal year. As of October 31, 2003, these Portfolios and Funds had the following holdings fitting the above descriptions:

                            CREDIT SUISSE                               J.P. MORGAN     GENERAL       BANK OF
                            FIRST BOSTON      MERRILL       GOLDMAN       CHASE &      ELECTRIC       AMERICA        HSBC
                             CORPORATION       LYNCH         SACHS        COMPANY       COMPANY     CORPORATION    HOLDINGS
                            -------------   -----------   -----------   -----------   -----------   -----------   ----------
Equity Income Fund........   $       --     $   560,627   $        --   $12,349,600   $        --   $18,932,500   $       --
Growth & Income Fund......   $       --     $        --   $        --   $45,628,900   $        --   $35,517,370   $       --
West Coast Equity Fund....   $       --     $        --   $        --   $        --   $        --   $21,533,825   $       --
Growth Fund...............   $       --     $ 5,487,840   $ 5,062,619   $ 2,311,960   $19,197,513   $ 5,694,896   $       --
International Growth
  Fund....................   $1,682,942     $        --   $        --   $        --   $        --   $        --   $3,385,073
Short Term Income Fund....   $       --     $        --   $ 2,554,850   $ 3,223,122   $        --   $        --   $       --
Income Fund...............   $       --     $ 9,207,588   $11,109,310   $16,206,300   $        --   $ 5,932,310   $       --
High Yield Fund...........   $       --     $        --   $        --   $27,854,573   $        --   $        --   $       --
Money Market Fund.........   $6,643,369     $12,445,547   $20,027,902   $26,005,846   $        --   $        --   $       --


                            JEFFERIES
                              GROUP
                            ----------
Equity Income Fund........  $       --
Growth & Income Fund......  $
West Coast Equity Fund....  $       --
Growth Fund...............  $       --
International Growth
  Fund....................  $       --
Short Term Income Fund....  $       --
Income Fund...............  $8,381,002
High Yield Fund...........  $       --
Money Market Fund.........  $       --

                                                         SALOMON       MORGAN
                                                          SMITH        STANLEY
                                                          BARNEY     DEAN WITTER   PRUDENTIAL     UBS AG
                                                        ----------   -----------   ----------   ----------
Equity Income Fund....................................  $       --   $10,699,650   $       --   $       --
Growth Fund...........................................  $       --   $15,354,546   $6,100,000   $       --
International Growth Fund.............................  $       --   $        --   $       --   $2,576,378
Income Fund...........................................  $       --   $ 8,440,335   $       --   $       --
Money Market Fund.....................................  $8,501,938   $        --   $       --   $       --

                                NET ASSET VALUE

     The Trusts will calculate the net asset value (or "NAV") of the Funds' and Portfolios' Class A, Class B, Class C, and Class I shares as of the close of regular trading on the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier, Monday through Friday, exclusive of national business holidays. The Trusts will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Under unusual circumstances, the Money Funds may determine their NAVs on days when the New York Stock Exchange is not open for regular trading.

     A security that is primarily traded on a U.S. exchange (including securities traded through the NASDAQ National Market System) is valued at the last reported sale price (for securities traded through the NASDAQ National Market System, the official closing price) on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. government securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost; assets of the Money Funds are also valued at amortized cost. Securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services (normally determined at the close of the London market). The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.

     Debt securities of U.S. issuers (other than U.S. government securities and short-term investments), including municipal obligations, are valued by one or more independent pricing services (each a "pricing service") retained by the Trusts. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. The procedures of each pricing service are reviewed periodically by the officers of the Trusts under the general supervision and responsibility of the Board of Trustees.

     Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more pricing services.

     VALUATION OF THE MONEY FUNDS. The valuation of the portfolio securities of the Money Funds is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

     The use by the Money Funds of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Funds must maintain dollar-weighted average portfolio maturities of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by the Board of Trustees of the Trusts to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Funds' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Funds' net asset values calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

     In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trusts to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                          HOW TO BUY AND REDEEM SHARES

     Class A, Class B, Class C and Class I shares of the Portfolios and Funds may be purchased and redeemed in the manner described in the Prospectuses and in this SAI. Class I shares are currently offered and sold only to the Portfolios.

     Each Portfolio and Fund may sell Class A shares at net asset value to current and retired (defined as being at least 55 years of age and having at least 10 years of service) employees of Washington Mutual, Inc. and its affiliates.

     Each Portfolio and Fund may sell Class A shares at net asset value to brokers, dealers and registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products or programs made available to their clients for which they may charge a separate fee.

     Broker/dealers and investment advisors may charge fees and commissions, including processing and servicing fees, in addition to those disclosed in the Prospectuses. The amount and applicability of any such fee is determined and disclosed separately by the broker/dealer and/or investment advisor. You should ask your investment representative for information about any fees and/or commissions they charge.

COMPUTATION OF PUBLIC OFFERING PRICES

     The Funds offer their shares to the public on a continuous basis. The public offering price per Class A share of the Funds is equal to the net asset value next computed after receipt of a purchase order, plus the applicable front-end sales charge, if any, as set forth in the Prospectus. The public offering price per Class B, Class C or Class I share of the Funds is equal to the net asset value next computed after receipt of a purchase order.

     An illustration of the computation of the public offering price per share of each Portfolio and Fund is contained in the financial statements incorporated herein by reference.

PAYMENT IN SECURITIES

     In addition to cash, the Portfolios and Funds may accept securities as payment for Portfolio or Fund shares at the applicable net asset value. Generally, the Portfolios and Funds will only consider accepting securities to increase their holding in a portfolio security or if the Advisor determines that the offered securities are a suitable investment for the Portfolio or Fund and in a sufficient amount for efficient management.

     While no minimum has been established, the Portfolios and Funds may decide not to accept securities as payment for shares at their discretion. The Portfolios and Funds may reject in whole or in part any or all offers to pay for purchases of shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for shares at any time without notice. The Portfolios and Funds will value accepted securities in the manner described in the section "Net Asset Value" for valuing shares of the Portfolios and Funds. The Portfolios and Funds will only accept securities which are delivered in proper form. The acceptance of securities by certain of the Portfolios or Funds in exchange for shares is subject to additional requirements. For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Portfolio or Fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Shareholder Services at 1-800-222-5852. Investors should not send securities to the Portfolios and Funds except when authorized to do so and in accordance with specific instructions received from Shareholder Services.

     ARCHER MEDICAL SAVINGS ACCOUNT. The Funds administer existing Archer Medical Savings Accounts ("MSA"). New accounts may only be opened by participants employed by a firm offering, as of December 31, 2003, an MSA through the WM Group of Funds. The MSA is a specialized product with its own specific account investment requirements, privileges and policies. MSAs may purchase only Class A shares of the Portfolios and Money Market Fund. Investment minimums for the Portfolios and Money Market Fund are: either the lesser of $2,000 or the shareholder's HDHP-provided maximum; OR at least $100 monthly systematic purchases. Sales charges and dealer re-allowances are as stated in the Prospectus.

     Certain provisions apply to the check writing privilege for MSAs, as follows: (1) Checks may be drafted from the Money Market Fund Class A shares only; (2) The Money Market Fund must be funded as stated above; (3) there is no minimum check amount; and (4) a check presented for an amount in excess of the then current value of the Money Market Fund shares held in the account will be considered an instruction to redeem all shares of the Money Market Fund held in the account, with the excess being applied to shares of the Portfolios held in the account in the following order, in each case redeeming shares of the Portfolios to the extent necessary to cover the remaining amount of the check:
Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio and Strategic Growth Portfolio.

     MSA investments in the Portfolios may be counted towards Rights of Accumulation (ROA) and Letter of Intent (LOI) options. The Funds may close an MSA after 60 days written notice if the account balance is less than $2,000 and the account owner has failed to make monthly investments of at least $100 for each of the preceding six months.

REDEMPTIONS

     The procedures for redemption of Class A, Class B and Class C shares of each Portfolio and Fund are summarized in the Prospectus under "Choosing a Share Class -- Redemptions and Exchanges of Shares." The right to redeem may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's or Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of shareholders.

     REDEMPTION FEE -- INTERNATIONAL GROWTH FUND CLASS A SHARES ONLY. A redemption from the International Growth Fund, including a redemption by way of exchange, made within 90 days of any purchase by the shareholders of Class A shares of the International Growth Fund will be subject to a redemption fee equal to 2.00% of the redemption proceeds (in addition to any applicable CDSC). The redemption fee will be retained by the Fund. The redemption fee does not apply to redemptions of less than $10,000. In determining whether a redemption fee is payable it is assumed that the purchase from which the redemption is made is the earliest purchase for shares of the Fund by the shareholder from which a redemption or exchange has not already been effected.

CONTINGENT DEFERRED SALES CHARGES

     Contingent deferred sales charges (each, a "CDSC") imposed upon redemptions of Class A, Class B and Class C shares will be retained by the Distributor, and may be waived in certain instances, as described in the current Prospectus and below.

     APPLICATION OF CLASS A SHARES CDSC. The Class A CDSC of 1.00% may be imposed on certain redemptions within 18 months of purchase, respectively, with respect to Class A shares (i) purchased at NAV without a sales charge at time of purchase due to being a purchase of $1 million or more, or (ii) acquired, including Class A shares of a Money Fund acquired, through an exchange for Class A shares of a non-Money Fund purchased at NAV without a sales charge at the time of purchase due to being a purchase of $1 million or more. The CDSCs for Class A shares are calculated on the shares' cost in determining whether the CDSC is payable, and the Funds will first redeem shares not subject to any CDSC.

     With respect to certain investors who purchase Class A shares through an authorized dealer and who receive a waiver of the entire initial sales charge on Class A shares because the Class A shares were purchased through a plan qualified under Section 401(k) of the Code ("401(k) Plan") or who hold Class A shares of a Money Fund that were acquired through an exchange for non-Money Fund Class A shares that were purchased at NAV through one of such plans, a CDSC of 1.00% may be imposed on the amount that was invested through the plan in such Class A shares and that is redeemed (i) if, within the first 18 months after the plan's initial investment in the Funds, the named fiduciary of the plan withdraws the plan from investing in the Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant within two years of the plan participant's purchase of such Class A shares. This CDSC will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant).

     WAIVERS OF CLASS A SHARES CDSC. The Class A CDSC is waived for redemptions of Class A shares (i) that are part of exchanges for Class A shares of other WM Funds; (ii) for distributions to pay benefits to participants from a retirement plan qualified under Section 401(a) or 401(k) of the Code, including distributions due to the death or disability of the participant (including one who owns the shares as a joint tenant); (iii) for distributions from a 403(b) Plan or an IRA due to death, disability, or attainment of age 70 1/2, including certain involuntary distributions; (iv) for tax-free returns of excess contributions to an IRA; (v) for distributions by other employee benefit plans to pay benefits; (vi) in connection with certain involuntary distributions;
(vii) for systematic withdrawals in amounts of 1.00% or less per month; and
(viii) by a 401(k) Plan participant so long as the shares were purchased through the 401(k) Plan and the 401(k) Plan continues in effect with investments in Class A shares of the Fund. See "How to Buy and Redeem Shares" in the SAI.

     For purposes of the waivers described in such section of the Prospectus, a person will be deemed "disabled" only if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration.

     DEFERRED SALES CHARGE ALTERNATIVE: CLASS B AND CLASS C SHARES. If you choose the deferred sales charge alternative, you will purchase Class B or Class C shares at their NAV per share without the imposition of a sales charge at the time of purchase. Class B shares of the Short Term Income Fund that are redeemed within four years of purchase, and Class B shares of the remaining Portfolios and Funds that are redeemed within five years of purchase, however, will be subject to a CDSC as described below. Class C shares redeemed during the first 12 months after purchase are subject to a 1.00% CDSC. CDSC payments and distribution fees on Class B and Class C shares may be used to fund commissions payable to Authorized Dealers.

     For Class B shares, no charge will be imposed with respect to shares having a value equal to any net increase in the value of shares purchased during the preceding four or five years and shares acquired by reinvestment of net investment income and capital gain distributions. The amount of the charge is determined as a percentage of the NAV of the shares at the time of purchase. The percentage used to calculate the CDSC will depend on the number of years since you invested the dollar amount being redeemed, according to the following tables:

Class B shares of all           Class B shares of all           Class B shares of all WM Trust
Portfolios and Funds (except    Portfolios and WM Trust II      I Funds purchased before March
for the Short Term Income       Funds (except for the Short     20, 1998 and the Short Term
Fund) purchased after March     Term Income Fund) purchased     Income Fund
20, 1998 (other than shares of  before March 20, 1998, and
the Funds received in           shares of the Funds received
connection with the merger of   in connection with the merger
other mutual funds into         of other mutual funds into
certain Funds).                 certain Funds.

      YEAR OF         CONTINGENT           YEAR OF           CONTINGENT          YEAR OF           CONTINGENT
    REDEMPTION         DEFERRED          REDEMPTION           DEFERRED         REDEMPTION           DEFERRED
  AFTER PURCHASE     SALES CHARGE      AFTER PURCHASE       SALES CHARGE     AFTER PURCHASE          SALES
-------------------  ------------   ---------------------   ------------   -------------------   --------------
First                    5.00%      First                       5.00%      First                      4.00%
Second                   4.00%      Second                      4.00%      Second                     3.00%
Third                    3.00%      Third                       3.00%      Third                      2.00%
Fourth                   2.00%      Fourth                      3.00%      Fourth                     1.00%
Fifth                    1.00%      Fifth                       2.00%      Fifth and following        0.00%
Sixth and following      0.00%      Sixth                       1.00%
                                    Seventh and following       0.00%

     Class B shares of all Portfolios and Funds (except for Short Term Income
Fund) purchased after April 1, 2003 (other than shares of the Funds received in connection with the merger of other mutual funds into certain Funds).

       YEAR OF           CONTINGENT
     REDEMPTION           DEFERRED
   AFTER PURCHASE       SALES CHARGE
---------------------   ------------
First                       5.00%
Second                      5.00%
Third                       4.00%
Fourth                      3.00%
Fifth                       2.00%
Sixth and following         0.00%

     Class B shares of the Short Term Income Fund purchased after April 1, 2003.

       YEAR OF           CONTINGENT
     REDEMPTION           DEFERRED
   AFTER PURCHASE       SALES CHARGE
---------------------   ------------
First                       4.00%
Second                      4.00%
Third                       3.00%
Fourth                      2.00%
Fifth and following         0.00%

     For these purposes, all purchases are considered made on the last day of the month of purchase. To determine the CDSC payable on a redemption of Class B or Class C shares, a Fund will first redeem Class B or Class C shares not subject to a CDSC. Thereafter, to determine the applicability and rate of any CDSC, it will be assumed that shares representing the reinvestment of dividends and capital gain distributions are redeemed first and shares held for the longest period of time are redeemed next. Using this method, your sales charge, if any, will be at the lowest possible CDSC rate.

     The Trusts have adopted procedures to convert Class B shares, without payment of any sales charges, into Class A shares, which have lower distribution fees, after the passage of approximately eight years after purchase. Those shares of the former Griffin Funds purchased prior to the merger with the WM Group of Funds convert in approximately six years after purchase.

     The conversion of Class B shares to Class A shares is subject to the availability of a favorable ruling from the Internal Revenue Service or a determination by the Board of Trustees, after consultation with legal counsel, that such conversion will not be subject to federal income tax. There cannot be any assurance that a ruling or determination will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     WAIVERS OF CLASS B CDSCS. Redemptions of Class B shares from Portfolio or Fund accounts opened prior to April 1, 2002 will not be subject to CDSCs if made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2, except that the qualifying age shall be 70 1/2 with respect to Class B shares of WM Trust II Funds purchased prior to March 1, 1998. This does not apply to a transfer of assets. See the Prospectus for other CDSC waivers that may apply.

     WAIVERS OF CLASS C CDSCS. For Class C shares purchased prior to March 1, 2003, waivers of the 1.00% CDSC applied to Class C shares of the Portfolios and Funds redeemed within 12 months of purchase will be granted under the same conditions as generally apply to waivers of CSDCs on Class B shares, as described in the Prospectus.

     DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Trusts may, in accordance with SEC rules, pay any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

     DOMESTIC PARTNER POLICY. Generally, a domestic partner is someone who lives with you full-time and shares your life much like a married spouse would. Domestic partners can be either same-sex or opposite-sex.

     To qualify, you and your domestic partner must have satisfied all of the following requirements for at least six months before signing an affidavit:

     - you have a committed, exclusive relationship and intend to remain partners indefinitely

     - you live together/share the same permanent residence

     - you share financial responsibility for basic living expenses

     - you are both at least 18 years old and mentally competent

     - you are not related to each other by blood so as to preclude marriage in your state of residence

     - neither of you is married to anyone else, legally separated or is anyone else's domestic partner

                                     TAXES

     The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI and all references to the Funds in this discussion include the Portfolios. New legislation, as well as administrative changes or court decisions, may significantly alter the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the other funds within a Trust. Each of the Funds intends to continue qualifying as a "regulated investment company" (a "RIC") as defined under Subchapter M of the Code. A Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, the excess of its net short-term capital gain over its net long-term capital loss) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes on that part of its income distributed to its shareholders.

     In order to qualify as a RIC under the Code, each Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not represent more than 10% of the outstanding voting securities of such issuer or exceed 5% of the value of the Fund's total assets and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities and securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If a Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions) will in general be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     Notwithstanding the distribution requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and tax-exempt interest income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year (i) at least 98% of its ordinary income for that year, (ii) at least 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period generally ending on October 31 of that year, and (iii) certain other amounts. Each Fund intends to make distributions sufficient to avoid imposition of the 4% excise tax.

     The Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds will be qualified to pay exempt-interest dividends to their shareholders only if, at the close of each quarter of a Fund's taxable year, at least 50% of the total value of a Fund's assets consist of obligations the interest on which is exempt from federal income tax. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns. Part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these funds will not be deductible for federal income tax purposes or, in the case of the California Municipal, California Insured Intermediate and California Money Funds, for California income tax purposes. Any loss on the sale or exchange of shares in these Funds held for six months or less will be disallowed to the extent of any exempt-interest dividend received by the shareholders with respect to such shares. In addition, the Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Municipal funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or who are related to substantial users) of facilities financed by "private activity bonds" or "industrial development bonds." For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, as noted in the Prospectus, some or all of these Funds' dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Similar rules apply for California state personal income tax purposes. Shareholders should consult their own tax advisors as to whether they are (1) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (2) subject to federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax. Issuers of bonds purchased by the Tax-Exempt Bond, California Municipal and California Insured Intermediate Municipal Funds, the Tax-Exempt Money Market Fund and the California Money Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt-interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

     The portion of distributions made by any Fund to its corporate shareholders which are derived from dividends received by such Fund from U.S. domestic corporations may qualify for the dividends received deduction for corporations (reduced to the extent shares of such Fund are treated as debt-financed) if certain holding period requirements with respect to the Fund shares (generally 46 days without protection from risk of loss during the 90-day period beginning on the day 45 days before the ex-dividend date) and certain other requirements are met and if such Fund could have taken such deduction if it were a regular corporation. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares and require current income recognition to the extent it is in excess of such basis. Distributions made by the Fixed-Income Funds generally will not be eligible for the dividends received deduction otherwise available to corporate taxpayers.

     A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require this Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

     As described above and in the Prospectus, certain of the Funds may invest in certain types of futures contracts and options. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as RICs. As a general rule, these investment activities may accelerate, increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to a Fund's shareholders.

     A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, if a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles (or other similar transactions), it will be subject to special tax rules (including mark-to-market, straddle, wash sale, short sale and constructive sale rules), the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert capital gains into ordinary income, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     In addition, investment by a Fund in an entity that qualified as a "passive foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment. This tax or charge may be avoided, however, by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the income of which, for the taxable year, is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, foreign currency gains and certain income from notional principal contracts. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business, certain income received from related persons and certain other income.

     Distributions of net capital gains (i.e., the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at a 15% tax rate for noncorporate shareholders) regardless of how long the shareholder has held Fund shares. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution (and to the extent not disallowed by virtue of exempt-interest dividend distributions, if any, as described above). In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus and will be designated as such in a written notice mailed to the shareholder after the close of the Fund's taxable year.

     Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another Fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's basis in some or all of any other shares acquired.

     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE STRATEGIC ASSET MANAGEMENT PORTFOLIOS

     A Portfolio will not be able to offset gains realized by one Fund in which such Portfolio invests against losses realized by another Fund in which such Portfolio invests. The Portfolio's use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

     Depending on a Portfolio's percentage ownership in an underlying Fund both before and after a redemption, a Portfolio's redemption of shares of such Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolio's tax basis in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amounts of the distribution. This could cause shareholders of the Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying Funds directly.

     Although a Portfolio may itself be entitled to a deduction for foreign taxes paid by the International Growth Fund, the Portfolio will not be able to pass any such credit or deduction through to its own shareholders.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND

     If at the end of the International Growth Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. In this case, shareholders generally will be required to include in their gross income their pro rata share of such taxes. Shareholders may then deduct such pro rata portion of such taxes or, alternatively, such shareholders who hold Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date will be entitled to claim a foreign tax credit for their share of these taxes.

ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE CALIFORNIA MUNICIPAL FUND, CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND AND CALIFORNIA MONEY FUND

     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each of the California Municipal Fund, California Insured Intermediate Municipal Fund and California Money Fund (the "California Funds") consist of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax-Exempt Obligations"), and if each of the California Funds continues to qualify as a regulated investment company for federal income tax purposes, then each respective California Fund will be qualified to pay dividends, subject to certain limitations, to its shareholders that are exempt from California state personal income tax, but not from California state franchise tax or California state corporate income tax ("California Exempt-Interest Dividends"). However, the total amount of California Exempt-Interest Dividends paid by each of the California Funds to each of the California Fund's non-corporate shareholders with respect to any taxable year cannot exceed the amount of interest received by such California Fund during such year on California Tax-Exempt Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest. If the aggregate dividends designated as California Exempt-Interest Dividends exceed the amount that may be treated as California Exempt-Interest Dividends, only that percentage of each dividend distribution equal to the ratio of the aggregate amount that may be so treated to aggregate dividends so designated will be treated as a California Exempt-Interest Dividend. Dividend distributions that do not qualify for treatment as California Exempt-Interest Dividends will be taxable to shareholders at ordinary tax rates for California personal income tax purposes. In addition, shareholders who receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in one of these Funds may have on the taxation of these benefits.

SHAREHOLDER STATEMENTS

     Each shareholder will receive after the close of the calendar year an annual statement and such other written notices as are appropriate as to the federal income and California state personal income tax status of the shareholder's dividends and distributions received from the Fund for the prior calendar year. These statements will also inform shareholders as to the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes for the current tax year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California State personal income taxation and the dollar amount of dividends subject to federal income taxation or California State personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in a Fund. To the extent that the Tax-Exempt Bond, California Municipal, California Insured Intermediate Municipal, Tax-Exempt Money Market and California Money Funds earn taxable net investment income, they intend to designate as taxable dividends the same percentage of each day's dividend (or of each day's taxable net investment income) as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to certify that the taxpayer identification number is correct and that the shareholder is not subject to "backup withholding," or if the Internal Revenue Service or a broker notifies the Fund that withholding is required then the shareholder may be subject to the 30% "backup withholding" tax currently in effect with respect to (1) taxable dividends and distributions and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is generally his or her social security number. The 30% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN INCOME TAX CONSIDERATIONS GENERALLY AFFECTING A FUND AND ITS SHAREHOLDERS AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THEIR FEDERAL, STATE, LOCAL AND FOREIGN, IF ANY, TAX LIABILITIES.

                                  DISTRIBUTOR

     WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, Inc., serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2003, the Distributor received: (i) $1,029,392 representing commissions (front-end sales charges) on the sale of Class A shares; (ii) ($27,397) representing commissions on the sale of Class C shares; (iii) $264,226 representing CDSC fees from the redemption of Class A shares; (iv) $4,577,378 representing CDSC fees from the redemption of Class B shares; and (v) $101,836 representing CDSC fees from the redemption of Class C Shares. Amounts per Fund are as follows:

                                                              FRONT-END SALES CHARGES
                                                              -----------------------
                                                               CLASS A      CLASS C
                                                              ----------   ----------
REIT Fund...................................................   $ 11,198     $     26
Equity Income Fund..........................................     72,552          122
Growth & Income Fund........................................     37,694            7
West Coast Equity Fund......................................     83,321           44
Mid Cap Stock Fund..........................................      9,904           (6)
Growth Fund.................................................     22,162           (7)
Small Cap Growth Fund.......................................      9,743            2
International Growth Fund...................................      1,237            8
Short Term Income Fund......................................     51,985      (22,454)
U.S. Government Securities Fund.............................    177,362       (3,397)
Income Fund.................................................    195,799       (1,257)
High Yield Fund.............................................     83,076        1,259
Tax-Exempt Bond Fund........................................     56,406         (318)
California Municipal Fund...................................    121,192         (569)
California Insured Intermediate Municipal Fund..............     95,761         (859)

                                                                  CDSC FEES
                                                         ----------------------------
                                                         CLASS A   CLASS B    CLASS C
                                                         -------   --------   -------
REIT Fund..............................................  $    --   $  1,767   $    10
Equity Income Fund.....................................    1,775    249,873     2,061
Growth & Income Fund...................................      580    200,967       164
West Coast Equity Fund.................................      105    218,028     1,532
Mid Cap Stock Fund.....................................       --     34,983       529
Growth Fund............................................        1    193,370       358
Small Cap Growth Fund..................................       --     19,116        22
International Growth Fund..............................      538      2,967       200
Short Term Income Fund.................................    5,567    102,789    12,526
U.S. Government Securities Fund........................   68,964    903,755    20,957
Income Fund............................................   31,401    539,041    19,831
High Yield Fund........................................   47,717    136,863     9,143
Tax-Exempt Bond Fund...................................        1    104,438     4,601
California Municipal Fund..............................    9,512    678,914     7,548
California Insured Intermediate Municipal Fund.........   12,632    314,857    11,054
Money Market Fund......................................   85,434    875,650    11,299

     Additionally, the Distributor serves as distributor for Class A, Class B and Class C shares of the Portfolios. For the year ended October 31, 2003, WM Funds Distributor, Inc. received $2,912,629 representing commissions on the sale of Class A shares and ($8,017) representing commissions on the sale of Class C shares. In addition, the Distributor received $11,811, representing CDSC fees on the redemption of Class A shares, $5,062,438 on the redemption of Class B shares and $150,096 representing CDSC fees on the redemption of Class C shares. Amounts per Portfolio are as follows:

                                                              FRONT-END SALES CHARGES
                                                              ------------------------
                                                                CLASS A       CLASS C
                                                              ------------   ---------
Flexible Income Portfolio...................................   $  286,300     $(3,600)
Conservative Balanced Portfolio.............................      236,128       4,281
Balanced Portfolio..........................................    1,251,716      (7,713)
Conservative Growth Portfolio...............................      738,834      (2,339)
Strategic Growth Portfolio..................................      399,651       1,354

                                                                  CDSC FEES
                                                        ------------------------------
                                                        CLASS A    CLASS B     CLASS C
                                                        -------   ----------   -------
Flexible Income Portfolio.............................  $ 2,405   $  781,201   $38,846
Conservative Balanced Portfolio.......................       --      178,331    12,111
Balanced Portfolio....................................    8,343    1,912,448    48,864
Conservative Growth Portfolio.........................    1,063    1,344,339    33,996
Strategic Growth Portfolio............................       --      846,118    16,279

     Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund. Under the applicable Rule 12b-1 Plans, the Distributor receives a service fee at an annual rate of 0.25% of the average daily net assets of the classes. For the year ended October 31, 2003, this fee amounted to $5,831,856 for Class A shares, $3,984,964 for Class B shares and $220,946 with respect to Class C shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B shares and Class C shares at an annual rate of 0.75% of the average daily net assets of such shares, which amounted to $11,607,114 for the fiscal year ended October 31, 2003 with respect to Class B shares and $644,288 with respect to Class C shares. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Amounts per Fund are as follows:

                                                                SERVICE FEES
                                                       -------------------------------
                                                        CLASS A     CLASS B    CLASS C
                                                       ----------   --------   -------
REIT Fund............................................  $    2,471   $  2,304   $   904
Equity Income Fund...................................     556,740    221,304     7,104
Growth & Income Fund.................................   1,239,822    291,648       993
West Coast Equity Fund...............................   1,049,172    267,565     4,927
Mid Cap Stock Fund...................................      78,424     36,598       644
Growth Fund..........................................     248,942    308,931       956
Small Cap Growth Fund................................     137,494     35,927       369
International Growth Fund............................      55,175     10,156       148
Short Term Income Fund...............................     108,345     91,248    30,828
U.S. Government Securities Fund......................     497,654    749,703    41,718
Income Fund..........................................     365,265    471,712    33,362
High Yield Fund......................................      80,771    162,770    29,195
Tax-Exempt Bond Fund.................................     534,912    121,321     8,440
California Municipal Fund............................     691,207    730,203    22,205
California Insured Intermediate Municipal Fund.......     185,462    249,041    27,011
Money Market Fund....................................          --    234,535    12,145

                                                         DISTRIBUTOR FEES
                                         -------------------------------------------------
                                          CLASS B     FEES WAIVED   CLASS C    FEES WAIVED
                                         ----------   -----------   --------   -----------
REIT Fund..............................  $    6,912    $     --     $  2,710     $    --
Equity Income Fund.....................     663,912          --       21,313          --
Growth & Income Fund...................     874,944          --        2,979          --
West Coast Equity Fund.................     802,694          --       14,780          --
Mid Cap Stock Fund.....................     109,792          --        1,931          --
Growth Fund............................     926,793          --        2,867          --
Small Cap Growth Fund..................     107,780          --        1,108          --
International Growth Fund..............      30,469          --          444          --
Short Term Income Fund.................     273,742          --       92,482          --
U.S. Government Securities Fund........   2,249,110          --      125,153          --
Income Fund............................   1,415,134          --      100,086          --
High Yield Fund........................     488,310          --       87,584          --
Tax-Exempt Bond Fund...................     363,961          --       25,320          --
California Municipal Fund..............   2,190,608          --       66,614          --
California Insured Intermediate
  Municipal Fund.......................     747,121          --       81,031          --
Money Market Fund......................     703,606     347,776       36,434      18,551

     Additionally, each of the Portfolios has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, one each for the Class A, Class B and Class C shares. Under the applicable Rule 12b-1 Plans, the Distributor is paid a shareholder service fee at an annual rate of 0.25% of the average daily net assets of each class of shares. For the year ended October 31, 2003, this fee amounted to $3,556,797 for Class A shares, $5,867,125 for Class B shares and $868,150 for Class C shares. Additionally, under the Class B and the Class C Plans, the Distributor is to be paid an annual distribution fee of up to 0.75% of the average daily net assets of the Class B shares of each Portfolio for activities primarily intended to result in the sale of Class B and Class C shares for the Portfolios, which amounted to $17,601,374 for fiscal year ended October 31, 2003 with respect to Class B shares and $2,604,448 with respect to Class C shares. Amounts per Portfolio are as follows:

                                                               SERVICE FEES
                                                    ----------------------------------
                                                     CLASS A      CLASS B     CLASS C
                                                    ----------   ----------   --------
Flexible Income Portfolio.........................  $  451,176   $  788,694   $114,327
Conservative Balanced Portfolio...................     135,666      209,524     70,241
Balanced Portfolio................................   1,369,886    2,170,627    304,655
Conservative Growth Portfolio.....................   1,086,635    1,718,671    246,669
Strategic Growth Portfolio........................     513,434      979,610    132,259

                                                                DISTRIBUTOR FEES
                                                              ---------------------
                                                               CLASS B     CLASS C
                                                              ----------   --------
Flexible Income Portfolio...................................  $2,366,082   $342,980
Conservative Balanced Portfolio.............................     628,573    210,722
Balanced Portfolio..........................................   6,511,880    913,965
Conservative Growth Portfolio...............................   5,156,012    740,006
Strategic Growth Portfolio..................................   2,938,829    396,776

     Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, who in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, both Rule 12b-1 Plans shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees.

                                   APPENDIX A

            DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayments, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligations are being continued. A C will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired. Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are related Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

     Investment Grade

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, and C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probably. C ratings signal imminent default.

     DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-1 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principle and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/ VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: 1) leading market positions in well-established industries, 2) high rates of return on funds employed, 3) conservative capitalization structure with moderate reliance on debt and ample asset protection, 4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and 5) well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios,while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

     The rating F1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F1 (Highest Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F1+. The rating F2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F1+ or F1 ratings. The F3 rating (Fair Credit Quality) denotes that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade, whereas, B is a Speculative rating meaning that there is minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. A rating of C (High Default Risk) shows that default is a real possibility. It also shows that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D stands for Default and denotes actual or imminent payment default.

                                   APPENDIX B

                             PROXY VOTING POLICIES

     The Board of Trustees has delegated to the Advisor, or, where applicable, the Sub-advisor responsible for the management of a particular Fund (or, for the Growth Fund, the relevant portion of the Fund), responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the Advisor's or Sub-advisor's proxy voting policies and procedures. A copy of the proxy voting policies and procedures to be followed by the Advisor and each Sub-advisor, including procedures to be used when a vote presents a conflict of interest, are attached.

                  PROXY VOTING PROCEDURES OF WM ADVISORS, INC.

THE ROLE OF WM ADVISORS, INC.

     In its capacity as an investment adviser for each of its clients, WM Advisors, Inc. ("WMA") shall, except where WMA and the client have otherwise agreed, assist the client in voting proxies with respect to its portfolio securities to the extent that such proxies relate to matters involving investment judgment. In addition, the client may authorize WMA, in its capacity as adviser, to vote the client's proxies. In such cases, WMA is responsible for casting the proxy votes in a manner consistent with the best interests of the client. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client.

THE ROLE OF THE PROXY VOTING SERVICE

     WMA has engaged Institutional Shareholder Services ("ISS") to assist in the voting of proxies. ISS is responsible for coordinating with the client's custodian to ensure that all proxy materials received by the custodian relating to the client's portfolio securities are processed in a timely fashion. Subject to the right of the client, WMA and any applicable sub-adviser to instruct ISS to vote a specific proxy in a specific manner (an "Exception"), ISS will vote all proxies in accordance with its proxy voting guidelines. (Where those guidelines call for a determination to be made on a case-by-case basis, ISS is responsible for obtaining such information as is reasonably necessary for it to determine how to vote such proxies in the best interests of the client, and for so voting such proxies.) ISS will notify WMA and any applicable sub-adviser as to how it intends to vote each proxy no later than 3 business days prior to voting such proxy. In the event WMA or a sub-adviser wishes to create an Exception for a proxy vote, it will notify ISS at least 1 business day before the last day on which the proxy could be voted. Except as may otherwise be agreed by a client, WMA will provide a report (including both the basis and rationale for the Exception and a certification as to the absence of any conflict of interest (as described below under "Conflicts of Interest") relating to such proxy) with respect to each Exception to the client at least quarterly.

     ISS will identify to WMA any proxy with respect to which it may be deemed to have a conflict of interest at least 5 business days prior to the last day such proxy could be voted. WMA will determine how any such proxy will be voted, unless it may also be deemed to have a conflict, in which case WMA will make a recommendation to the client with respect to the proxy, and the client will determine how the proxy should be voted.

CONFLICTS OF INTEREST

     Occasions may arise where a person or organization involved in the proxy voting process for a client may have a conflict of interest in voting the client's proxy. A conflict of interest may exist, for example, if WMA has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to a particular proxy shall disclose that conflict to WMA and otherwise remove himself or herself from the proxy voting process. WMA will review each proxy with respect to which it wishes to create an Exception to determine if a conflict of interest exists and will provide the client with a Conflicts Report for each proxy that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside WMA (other than routine communications from proxy solicitors) with respect to the proxy.

                  PROXY VOTING GUIDELINES OF WM ADVISORS, INC.

     The proxy voting guidelines below give a general indication of how WM Advisors, Inc. ("WMA") will vote a client's portfolio securities on proposals dealing with a particular issue. WMA may delegate its responsibilities with respect to proxy voting for any client to one or more sub-advisers approved by the client. In cases where WMA has engaged a proxy voting service, the proxy voting service will vote all proxies relating to client's portfolio securities in accordance with its guidelines, except as otherwise instructed by the client, WMA or any relevant sub-adviser. If a portfolio security is currently being loaned by a client but is the subject of a vote that WMA determines is material to the value of the security, WMA will seek to recall that portfolio security and vote the proxy in accordance with these guidelines. Votes with respect to portfolio securities on loan will otherwise be voted in the discretion of the borrower.

     The proxy voting guidelines are just that -- guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when WMA may not vote in strict adherence to these guidelines.

     WMA, as part of its ongoing review and analysis of all client portfolio holdings, is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the client and/or any proxy voting service of circumstances where the client's interests warrant a vote contrary to these guidelines.

     The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and WMA's intent to hold corporate boards accountable for their actions in promoting shareholder interests, the client's proxies generally will be voted in support of decisions reached by independent boards of directors. Accordingly, the client's proxies will be voted FOR board-approved proposals, except as indicated below.

DOMESTIC (U.S.) PROXIES

1.  AUDITORS

     a. Vote FOR proposals to ratify auditors, unless any of the following apply:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - Fees for non-audit services are excessive, or

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.  BOARD OF DIRECTORS

     a. Voting on Director Nominees in Uncontested Elections

      - Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

     b. Classification/Declassification of the Board

      - Vote AGAINST proposals to classify the board.

      - Vote FOR proposals to repeal classified boards and to elect all directors annually.

     c. Independent Chairman (Separate Chairman/CEO)

      - Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

     d. Majority of Independent Directors/Establishment of Committees

      - Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      - Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.  SHAREHOLDER RIGHTS

     a. Shareholder Ability to Act by Written Consent

      - Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      - Vote FOR proposals to allow or make easier shareholder action by written consent.

     b. Shareholder Ability to Call Special Meetings

      - Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      - Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     c. Supermajority Vote Requirements

      - Vote AGAINST proposals to require a supermajority shareholder vote.

      - Vote FOR proposals to lower supermajority vote requirements.

     d. Cumulative Voting

      - Vote AGAINST proposals to eliminate cumulative voting.

      - Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

     e. Confidential Voting

      - Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      - Vote FOR management proposals to adopt confidential voting.

4.  PROXY CONTESTS

     a. Voting for Director Nominees in Contested Elections

      - Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

     b. Reimbursing Proxy Solicitation Expenses

      - Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.  POISON PILLS

      - Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.  MERGERS AND CORPORATE RESTRUCTURINGS

      - Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.  REINCORPORATION PROPOSALS

      - Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.  CAPITAL STRUCTURE

     a. Common Stock Authorization

      - Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      - Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      - Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     b. Dual-class Stock

      - Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      - Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

        - It is intended for financing purposes with minimal or no dilution to current shareholders; or

        - It is not designed to preserve the voting power of an insider or significant shareholder.

9.  EXECUTIVE AND DIRECTOR COMPENSATION

     a.

      - Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS's methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

      - Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

     b. Management Proposals Seeking Approval to Reprice Options

      - Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

        - Historic trading patterns

        - Rationale for the repricing

        - Value-for-value exchange

        - Option vesting

        - Term of the option

        - Exercise price

        - Participation

     c. Employee Stock Purchase Plans

      - Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      - Vote FOR employee stock purchase plans where all of the following apply:

        - Purchase price is at least 85 percent of fair market value;

        - Offering period is 27 months or less; and

        - Potential voting power dilution (VPD) is ten percent or less.

      - Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

     d. Shareholder Proposals on Compensation

      - Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  SOCIAL AND ENVIRONMENTAL ISSUES

     - These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

FOREIGN (NON-U.S.) PROXIES

1.  FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

     - Vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

2.  APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

     - Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      - the auditors are being changed without explanation; or

      - non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

     - Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

     - ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

3.  APPOINTMENT OF INTERNAL STATUTORY AUDITORS

     - Vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

4.  ALLOCATION OF INCOME

     - Vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      - the payout is excessive given the company's financial position.

5.  STOCK (SCRIP) DIVIDEND ALTERNATIVE

     - Vote FOR most stock (scrip) dividend proposals.

     - Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

6.  AMENDMENTS TO ARTICLES OF ASSOCIATION

     - Vote amendments to the articles of association on a CASE-BY-CASE basis.

7.  CHANGE IN COMPANY FISCAL TERM

     - Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

8.  LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

     - Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

9.  AMEND QUORUM REQUIREMENTS

     - Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

10.  TRANSACT OTHER BUSINESS

     - Vote AGAINST other business when it appears as a voting item.

11.  DIRECTOR ELECTIONS

     - Vote FOR management nominees in the election of directors, unless:

      - there are clear concerns about the past performance of the company or the board; or

      - the board fails to meet minimum corporate governance standards.

     - Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

     - Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

     - Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

12.  DIRECTOR COMPENSATION

     - Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

     - Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

     - Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

     - Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

13.  DISCHARGE OF BOARD AND MANAGEMENT

     - Vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      - legal action is being taken against the board by other shareholders.

14.  DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

     - Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

     - Vote AGAINST proposals to indemnify auditors.

15.  BOARD STRUCTURE

     - Vote FOR proposals to fix board size.

     - Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

     - Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

16.  SHARE ISSUANCE REQUESTS

     a. General Issuances

      - Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

      - Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

     b. Specific Issuances

      - Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

17.  INCREASES IN AUTHORIZED CAPITAL

     - Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

     - Vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

     - Vote AGAINST proposals to adopt unlimited capital authorizations.

18.  REDUCTION OF CAPITAL

     - Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

     - Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

19.  CAPITAL STRUCTURES

     - Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

     - Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

20.  PREFERRED STOCK

     - Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

     - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     - Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

     - Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

     - Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

21.  DEBT ISSUANCE REQUESTS

     - Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

     - Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     - Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

22.  PLEDGING OF ASSETS FOR DEBT

     - Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

23.  INCREASE IN BORROWING POWERS

     - Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

24.  SHARE REPURCHASE PLANS:

     - Vote FOR share repurchase plans, unless:

      - clear evidence of past abuse of the authority is available; or

      - the plan contains no safeguards against selective buybacks.

25.  REISSUANCE OF SHARES REPURCHASED:

     - Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

26.  CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

     - Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

27.  REORGANIZATIONS/RESTRUCTURINGS:

     - Vote reorganizations and restructurings on a CASE-BY-CASE basis.

28.  MERGERS AND ACQUISITIONS:

     - Vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

     - Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

     - ABSTAIN if there is insufficient information available to make an informed voting decision.

29.  MANDATORY TAKEOVER BID WAIVERS:

     - Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

30.  REINCORPORATION PROPOSALS:

     - Vote reincorporation proposals on a CASE-BY-CASE basis.

31.  EXPANSION OF BUSINESS ACTIVITIES:

     - Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

32.  RELATED-PARTY TRANSACTIONS:

     - Vote related-party transactions on a CASE-BY-CASE basis.

33.  COMPENSATION PLANS:

     - Vote compensation plans on a CASE-BY-CASE basis.

34.  ANTI-TAKEOVER MECHANISMS:

     - Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

35.  SHAREHOLDER PROPOSALS:

     - Vote all shareholder proposals on a CASE-BY-CASE basis.

     - Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

     - Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Adopted on July 22, 2003

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

POLICY

     Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote all proxies of securities held in client accounts for which it has proxy voting authority in the best interests of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

     CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

     CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

     As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

     From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

PROCEDURES

  PROXY REVIEW PROCESS

     Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

     The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

     All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

     For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

     CTTC seeks to vote all of tis clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

  PROXY VOTING GUIDELINES

     CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

     The following guidelines reflect CGTC's general position related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues.

     - Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

     - Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

     - Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new stock compensation plans or changes to existing plans; the exercise price of the options, the size of the overall plan and/or size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

     - Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

     If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

     Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

     Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC'S PROXY VOTING RECORD

     Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

     CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

EFFECTIVE DATE

     This policy is effective as of August 1, 2003.

                   COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA")
                          POLICY AND PROCEDURE MANUAL

A. ADMINISTRATION

A. 04  VOTING CLIENT AND FUND PROXIES

PRIMARY RESPONSIBILITY                           CMA Senior Management
SECONDARY RESPONSIBILITY                         Head of Equity
OVERSIGHT RESPONSIBILITY                         CMG Compliance and Legal Departments
BUSINESS AREA                                    Equity Department
ISSUE DATE                                       3/31/03
REVISION DATE

POLICY:

     ALL PROXIES FOR CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, INC. ("CMA") HAS BEEN GRANTED AUTHORITY TO VOTE SHALL BE VOTED IN A MANNER CONSIDERED TO BE IN THE BEST INTERESTS OF CMA'S CLIENTS, INCLUDING THE CMG FUNDS AND THEIR SHAREHOLDERS WITHOUT REGARD TO ANY BENEFIT TO CMA OR ITS AFFILIATES. CMA SHALL EXAMINE EACH PROPOSAL AND VOTE AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, APPROVAL OR ADOPTION OF THE PROPOSAL WOULD BE EXPECTED TO IMPACT ADVERSELY THE CURRENT OR POTENTIAL MARKET VALUE OF THE ISSUER'S SECURITIES. IN ADDITION, CMA SHALL EXAMINE EACH PROPOSAL AND VOTE THE SECURITIES HELD ON BEHALF OF A CLIENT AGAINST THE PROPOSAL, IF, IN ITS JUDGMENT, THE PROPOSAL WOULD BE EXPECTED TO EFFECT ADVERSELY THE BEST INTEREST OF THE CLIENT. REFERENCES TO THE BEST INTEREST OF A CLIENT REFER TO THE INTEREST OF THE CLIENT IN TERMS OF THE POTENTIAL ECONOMIC RETURN ON THE CLIENT'S INVESTMENT. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT INSTRUCTS.

     CMA ADDRESSES POTENTIAL MATERIAL CONFLICTS OF INTEREST BY HAVING A PREDETERMINED VOTING POLICY. FOR THOSE PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED POLICY, THE PROXY COMMITTEE WILL DETERMINE THE VOTE IN THE BEST INTEREST OF CMA'S CLIENTS, WITHOUT CONSIDERATION OF ANY BENEFIT TO CMA, ITS AFFILIATES OR ITS OTHER CLIENTS.

OVERVIEW:

     CMA's policy is based upon its fiduciary obligation to act in its clients' best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

---------------

(1) A CMG Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

PROCEDURES:

I.  ACCOUNT POLICIES

     Except as otherwise directed by the client, CMA shall vote as follows:

  SEPARATELY MANAGED ACCOUNTS

     CMA shall vote proxies on securities held in its separately managed accounts.

  CMA TRUST COMPANY TRUST POOLS

     CMA Trust Company shall vote proxies on securities held in the trust pools.

  CMG FUNDS/CMA FUND TRUST

     CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

  CMA PRIVATE PORTFOLIO

     CMA shall vote proxies on securities held in its separately managed accounts.

  PRIVATE MANAGEMENT ACCOUNTS

     The authority to vote proxies on securities held in such accounts shall be reserved to the client.

  MASTERPLAN ACCOUNTS

     Where CMA serves as trustee (or custodian) with participant-directed accounts (including 404(c) plans), the proxies on securities held in such accounts shall be forwarded to the participants for voting where permitted by the controlling instrument. This includes ESOP or company stock.

II.  PROXY COMMITTEE

     CMA shall establish a Proxy Committee, which shall be composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research and compliance.

     Its functions shall include, in part,

          (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) and (B) below or which proposals require special consideration under III (C) below,

          (b) annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

          (c) annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

          (d) development and modification of Voting Procedures as it deems appropriate or necessary.

     In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

     In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates' clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

     The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee's purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III.  VOTING GUIDELINES

     In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders' power over any company actions are rejected. Individual merger and corporate restructuring proposals are reviewed on a case-by-case basis.

A.  PROPOSALS USUALLY VOTED FOR

     CMA will vote in favor of the following proposals, unless otherwise directed by the Proxy Committee:

     1. AUDITORS. Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

     2. DIRECTORS. Proposals for the election of Directors or an increase or decrease in the number of Directors provided a majority of directors would be independent. However, CMA will vote against proposals that give management the ability to alter the size of the board without shareholder approval.

     3. CHAIRMAN OF THE BOARD/CHIEF EXECUTIVE OFFICER. Proposals for the creation or elimination of positions or titles for senior management personnel. CMA prefers the role of Chairman and CEO to be held by different persons. In evaluating proposals we will consider the size of the company and the nature of its shareholder base.

     4. COMPENSATION. Proposals for specific compensation for employees/directors if provisions are consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans. CMA requires management to provide substantial justification for the repricing of options.

     5. DEBT LIMITS. Proposals for an increase in debt limit, unless proposed specifically as an anti-takeover action.

     6. INDEMNIFICATION. Proposals to approve indemnification of the Board of Directors through self-insurance plans or purchase of insurance. It is not the intent to eliminate Director Responsibility for negligence and or breaches of fiduciary duty.

     7. MEETING. Proposals to approve the minutes of a prior meeting; proposals to change the date or location of the annual meeting.

     8. NAME OF COMPANY.  Proposals to approve a change in the company name.

     9. PRINCIPAL OFFICE. Proposals to change the location of the company's principal place of business provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

     10. REPORT AND ACCOUNTS. Proposals to approve the annual reports and accounts provided the certifications required by Sarbanes Oxley Act 2002 have been provided.

     11. PAR VALUE.  Proposals to change the par value of the stock.

     12. SHARES. Proposals for the elimination of authorized but un-issued shares or retirement of those shares purchased for a sinking fund or treasury stock; proposals to increase the authorized shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action.

     13. SHARE REPURCHASE PROGRAMS. Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     14. INDEPENDENT COMMITTEES. Proposals that request that the board audit, compensation and/or nominating committees include independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a "financial expert" within the definition set forth in rules of the SEC.

     15. EQUAL OPPORTUNITY EMPLOYMENT. Proposals that endorse the recruitment, development, and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

B.  PROPOSALS USUALLY VOTED AGAINST

     CMA will vote against the following proposals, unless otherwise determined by the Proxy Committee.

     1. SUPER MAJORITY VOTING. Proposals to require a majority vote larger than 51% of outstanding shares to approve any proxy proposal. Such proposals are largely intended to support management positions prior to the occurrence of a particular event.

     2. CUMULATIVE VOTING. Proposals, which allow more than one vote per share in the election of directors. Directors should represent all shareholders equally as opposed to group influences.

     3. PREFERRED STOCK, WARRANTS, RIGHTS, POISON PILLS. Proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint.

     4. RECLASSIFICATION OF COMMON STOCK. Proposals to change voting rights by type of Common stock or for long term holders versus new holders.

     5. WRITTEN CONSENT. Proposals to eliminate the right of shareholders to act by written consent without a meeting.

C.  ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A OR B ABOVE.

     A Portfolio Manager, SubAdviser or other party involved with a client's or Fund's account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) or (B) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

     The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

D.  PROPOSALS REQUIRING SPECIAL CONSIDERATION

     The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determines to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

     1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

     2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

     3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

     4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

     5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified above under III (A) and (B), e.g., election of directors, selection of accountants.

     6. MERGERS/ACQUISITIONS. Proposals where a hostile merger/acquisition is apparent or where CMA represents ownership in more than one of the companies involved in a potential merger/acquisition. Proposals for potential mergers/acquisitions, which do not appear to be hostile, shall be voted based on previously stated Guidelines.

     7. SHAREHOLDER PROPOSALS. Shareholder proposals that are not covered by III (A) and (B) above will be reviewed individually.

     8. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in III (A)(4), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

     9. ANNUAL EVALUATION OF NEW ISSUES. During the first quarter of each year, the Proxy Committee will consider any new controversial issues that are likely to be on the ballots during the upcoming proxy season. The Proxy Committee will also be notified in the unusual instance when an analyst or portfolio manager feels strongly that the best interests of shareholders would be served by deviating from our standard policy on a specific proposal.

     10. PRE-EMPTIVE RIGHTS. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

     If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders.

IV.  VOTING PROCEDURES

     The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

     - CMA shall use Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

     - Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.D. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or "Socially Responsible " clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or "Socially Responsible " clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

TESTING AND MONITORING:

   PERTINENT REGULATION/COMPLIANCE:
   CROSS REFERENCES:

                          JANUS CAPITAL MANAGEMENT LLC

                            PROXY VOTING PROCEDURES
                                   JUNE 2003

     The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

     GENERAL POLICY. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

     ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

     PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

     INVESTMENT ACCOUNTING OPERATIONS GROUP. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

     VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

     To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

     The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

---------------

(1) All references to portfolio managers include assistant portfolio managers.

     PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

     CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

     REPORTING AND RECORD RETENTION.

     Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

     Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxystatements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     - Selection or ratification of auditors.

     - Approval of financial statements, director and auditor reports.

     - Election of Directors.

     - Limiting Directors' liability and broadening indemnification of Directors.

     - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

     - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

     - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

     - General updating/corrective amendments to the charter.

     - Elimination of cumulative voting.

     - Elimination of preemptive rights.

     - Provisions for confidential voting and independent tabulation of voting results.

     - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

  Capitalization changes

     - Capitalization changes that eliminate other classes of stock and voting rights.

     - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

     - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

     - Proposals for share repurchase plans.

     - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

     - Proposals to effect stock splits.

     - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

  Compensation

     - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

     - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

     - Establishment of Employee Stock Option Plans and other employee ownership plans.

  Anti-Takeover Matters

     - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

     - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

     - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

     - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

     - Creation of "blank check" preferred stock.

     - Changes in capitalization by 100% or more.

     - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

     - Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

  Corporate Transactions

     - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

     - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

     - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i) Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

  Anti-Takeover Provisions

     - Proposals requiring shareholder ratification of poison pills.

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

     - Requiring auditors to attend the annual meeting of shareholders.

     - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

     - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

     - Confidential voting.

     - Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

     - Proposals that limit tenure of directors.

     - Proposals to limit golden parachutes.

     - Proposals requiring directors to own large amounts of stock to be eligible for election.

     - Restoring cumulative voting in the election of directors.

     - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

     - Proposals that limit retirement benefits or executive compensation.

     - Requiring shareholder approval for bylaw or charter amendments.

     - Requiring shareholder approval for shareholder rights plan or poison pill.

     - Requiring shareholder approval of golden parachutes.

     - Elimination of certain anti-takeover related provisions.

     - Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

     - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

     - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

     - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters):
     (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                               OPPENHEIMER FUNDS
                               498 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018

        DESCRIPTION OF PORTFOLIO PROXY VOTING PROCEDURES AND GUIDELINES
                                 AUGUST 1, 2003

     Under the investment advisory agreement between OppenheimerFunds, Inc. ("OFI") and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the Oppenheimer funds ("portfolio proxies") is within OFI's responsibility to supervise the Funds' investment program.

     In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

OBJECTIVE

     OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the Fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. When making portfolio proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues. In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.

PROXY VOTING AGENT

     OFI, on behalf of the Funds, has engaged an independent unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The proxy voting agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the Funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting agent will refer proxy voting questions to the Proxy Voting Coordinator (described below) for instructions under circumstances where: (1) a particular proxy question is not covered by the Proxy Voting Guidelines; or (2) the Proxy Voting Guidelines call for instructions on a case-by-case basis.

PROXY VOTING COORDINATOR

     The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.

CONFLICTS OF INTEREST

     OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.

SUMMARY OF PORTFOLIO PROXY VOTING GUIDELINES

     The following is a summary of the Portfolio Proxy Voting Guidelines under which OFI votes proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OFI is the sub-adviser (unless the fund's adviser has advised OFI that the adviser will vote the fund's portfolio proxies). Under Portfolio Proxy Voting Guidelines:

     - We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

     - In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

     - We support shareholder proposals to reduce a super-majority vote requirement.

     - We oppose management proposals to add a super-majority vote requirement.

     - We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

     - We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

     - We oppose re-pricing of stock options.

     - In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

August 1, 2003